UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

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Take-Two Interactive Software, Inc.

(Name of Registrant as Specified in Its Charter)

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May 10, 2005

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Take-Two Interactive Software, Inc. (the "Company") that will be held on Thursday, June 16, 2005 at 10:00 A.M. local time at the Soho Grand Hotel, Chart Room, 310 West Broadway between Canal and Grand Streets, New York, New York 10013.

The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

Your Board of Directors unanimously believes that the election of the nominees as directors and the amendments to the Company’s 2002 Stock Option Plan and the Company’s Incentive Stock Plan are in the best interests of the Company and its stockholders and, accordingly, recommends a vote "FOR" the nominees as directors and “FOR” the amendments to the Company’s 2002 Stock Option Plan and Incentive Stock Plan.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return the enclosed proxy card in the envelope provided or cast your vote by telephone or via the Internet. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 59 Maiden Lane, New York, New York 10038.

Your vote is very important, and we appreciate a prompt return of your signed proxy card. We hope to see you at the meeting and appreciate your continued support.

Sincerely yours,

Paul Eibeler Chief Executive Officer and President

TAKE-TWO INTERACTIVE SOFTWARE, INC.
622 Broadway
New York, New York 10012
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD THURSDAY, JUNE 16, 2005
____________________

To the Stockholders of TAKE-TWO INTERACTIVE SOFTWARE, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting ("Annual Meeting") of Stockholders of Take-Two Interactive Software, Inc. (the "Company") will be held on Thursday, June 16, 2005, at 10:00 A.M. local time at the Soho Grand Hotel, Chart Room, 310 West Broadway between Canal and Grand Streets, New York, New York 10013 for the following purposes:

1.  To elect seven (7) directors to hold office until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.  To consider and vote on a proposal to amend the Company's 2002 Stock Option Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 2,000,000 shares;

3.  To consider and vote on a proposal to amend the Company’s Incentive Stock Plan to increase the number of shares of Common Stock reserved for issuance under the plan by 1,000,000 shares; and

4.  To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Only stockholders of record at the close of business on May 9, 2005 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors,

Paul Eibeler Chief Executive Officer and President

May 10, 2005

_________________________________________________________________

IF YOU DO NOT EXPECT TO BE PRESENT AT THE MEETING:

PLEASE FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE, AND IF YOU ARE PRESENT AT THE MEETING YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT THAT TIME AND EXERCISE THE RIGHT TO VOTE YOUR SHARES PERSONALLY.

TAKE-TWO INTERACTIVE SOFTWARE, INC.
622 Broadway
New York, New York 10012

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 16, 2005

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Take-Two Interactive Software, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 16, 2005, including any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.

Management intends to mail this proxy statement and the accompanying form of proxy to stockholders on or about May 16, 2005.

Proxies in the accompanying form, duly executed and returned to the management of the Company and not revoked, will be voted at the Annual Meeting. A proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company, or by personally withdrawing the proxy at the Annual Meeting and voting in person.

The address and telephone number of the principal executive offices of the Company are: 622 Broadway, New York, New York 10012, Telephone No.: (646) 536-2842.

The following questions and answers provide important information about the Annual Meeting and this proxy statement:

Q. What am I voting on?

A. -	Election of directors: Paul Eibeler, Oliver R. Grace, Jr., Robert Flug, Todd Emmel, Mark Lewis, Steven Tisch and Barbara Kaczynski.

-	A proposal to amend the Company's 2002 Stock Option Plan to provide for an additional 2,000,000 shares of common stock to be reserved for issuance under the plan.

-	A proposal to amend the Company’s Incentive Stock Plan to provide for an additional 1,000,000 shares of common stock to be reserved for issuance under the plan.

Q.	Who is entitled to vote?

A.	Stockholders as of the close of business on May 9, 2005 are entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of common stock held.

Q. How do I vote?

A.
You may sign and date each paper proxy card you receive and return it in the prepaid envelope. If you return your signed proxy but do not indicate your voting preferences, we will vote on your behalf (1) FOR the election of the directors; (2) FOR the adoption of the amendment to the Company’s 2002 Stock Option Plan; and (3) FOR the adoption of the amendment to the Company’s Incentive Stock Plan. You have the right to revoke your proxy any time before the meeting by (1) notifying the Company's Secretary, or (2) returning a later-dated proxy. You may also revoke your proxy by voting in person at the Annual Meeting.

You may also vote by telephone or via the Internet. See Voting by Telephone or via the Internet below for further details. Please note that there are separate telephone and Internet voting arrangements depending upon whether shares are registered in your name or in the name of a bank or broker.

Q.	How do I sign the paper proxy card?

A.
Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as an attorney, executor, administrator, guardian, trustee, or the officer or agent of a company), you should indicate your name and title or capacity. If the stock is held in custody for a minor (for example, under the Uniform Transfers to Minors Act), the custodian should sign the proxy card, not the minor. If the stock is held in joint ownership, both owners must sign.

Q.	What does it mean if I receive more than one proxy card?

A.
It may mean that you hold shares registered in more than one account. Sign and return all proxy cards to ensure that all your shares are voted. You may call American Stock Transfer & Trust Company at 1-800-937-5449 if you have any questions regarding the share information or your address appearing on the paper proxy card.

Q.	Who will count the votes?

A.	A representative of American Stock Transfer & Trust Company will tabulate the votes and act as independent inspector of election.

Q.	What constitutes a quorum?

A.
A majority of the outstanding shares present or represented by proxy constitutes a quorum for the Annual Meeting. As of May 9, 2005, 71,201,424 shares of the Company's common stock were issued and outstanding. All share and per share data in this Proxy Statement has been adjusted to give effect to a 3-for-2 stock split in April 2005.

Q.	How many votes are needed for the election of directors and the amendments to the 2002 Stock Option Plan and the Incentive Stock Plan?

A.
Directors will be elected by a plurality of the votes cast at the Annual Meeting, meaning the nominees receiving the highest number of votes will be elected directors. Only votes cast for a nominee will be counted, except that a properly executed proxy that does not specify a vote with respect to the nominees will be voted for the Company’s nominees listed on the proxy card. Abstentions and broker non-votes (as described below) will have no effect on the election of directors.

The proposals to amend the 2002 Stock Option Plan and the Incentive Stock Plan will be approved if the votes cast for each proposal exceed those cast against the proposal. Broker non-votes will not be counted as votes cast either for or against the proposals.

Q.	What is a "broker non-vote"?

A.
A "broker non-vote" occurs when a broker submits a proxy that does not indicate a vote for some of the proposals because the broker has not received instructions from the beneficial owners of how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions.

Q.	How may I communicate with the Board of Directors?

A.
Stockholders wishing to send communications to the Board of Directors individually or as a group may do so by writing to: The Board of Directors of Take-Two Interactive Software, Inc. c/o Director of Corporate Communications, 622 Broadway, New York, New York 10012. You should identify your communication as being from a stockholder of the Company. The Director of Corporate Communications may require reasonable evidence that your communication or other submission is made by a stockholder of the Company before transmitting your communication to the Board of Directors.

OUTSTANDING STOCK AND VOTING RIGHTS

Only stockholders of record at the close of business on May 9, 2005 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were issued and outstanding 71,201,424 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder to one vote on each matter submitted to a vote at the Annual Meeting.

VOTING PROCEDURES AND PROXY INFORMATION

The directors will be elected by the affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting, provided a quorum exists. A quorum is established if, as of the Record Date, at least a majority of the outstanding shares of Common Stock are present in person or represented by proxy at the Annual Meeting. The amendments to the Company's 2002 Stock Option Plan and Incentive Stock Plan require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote on the matter at the Annual Meeting, provided a quorum exists. All other matters at the meeting will be decided by the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter, provided a quorum exists. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.

In accordance with Delaware law, abstentions and "broker non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the subject matter as to which the non-vote is indicated. Abstentions and broker non-votes will have no effect on the election of directors. Broker non-votes will have no effect on the proposals to amend the 2002 Stock Option Plan or the Incentive Stock Plan.

The enclosed proxies will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.

The entire cost of soliciting proxies, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy and any additional soliciting material furnished to stockholders, will be borne by the Company. The Company has retained Innisfree M&A Incorporated, a proxy solicitation firm, to solicit proxies for a fee not to exceed $15,000 and reimbursement of its out-of-pocket expenses. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and these entities may be reimbursed by the Company for their expenses. Proxies also may be solicited by directors, officers or employees of the Company in person or by telephone, telegram or other means. No additional compensation will be paid to such individuals for these services.

VOTING BY TELEPHONE OR VIA THE INTERNET

For Shares Registered in the Name of a Brokerage Firm or Bank. A number of brokerage firms and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. This program is different than the program provided by American Stock Transfer & Trust Company for shares registered in the name of the stockholder. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you may vote those shares telephonically by calling the telephone number referenced on your voting form. If your shares are held in an account at a brokerage firm or bank participating in the ADP program, you are offered the opportunity to elect to vote via the Internet. Votes submitted via the Internet through the ADP program must be received by 11:59 p.m. (EDT) on June 15, 2005. The giving of such proxy will not affect your right to vote in person should you decide to attend the Annual Meeting.

For Shares Directly Registered in the Name of the Stockholder. Stockholders with shares registered directly with American Stock Transfer & Trust Company may vote telephonically by calling American Stock Transfer & Trust Company at 1-800-776-9437, or you may vote via the Internet at www.voteproxy.com.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Stockholders voting via the Internet through either American Stock Transfer & Trust Company or ADP Investor Communication Services should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

ELECTION OF DIRECTORS

At this year's Annual Meeting of Stockholders, directors will be elected to hold office for a term expiring at the Annual Meeting of Stockholders to be held in 2006. It is the intention of the Board of Directors to nominate Paul Eibeler, Oliver R. Grace, Jr., Robert Flug, Todd Emmel, Mark Lewis, Steven Tisch and Barbara Kaczynski as directors. Each director will be elected to serve until a successor is elected and qualified or until the director's earlier resignation or removal.

At this year's Annual Meeting of Stockholders, the proxies granted by stockholders will be voted individually for the election, as directors of the Company, of the persons listed below, unless a proxy specifies that it is not to be voted in favor of a nominee for director. In the event any of the nominees listed below shall be unable to serve, it is intended that the proxy will be voted for such other nominees as are designated by the Board of Directors. Each of the persons named below has indicated to the Board of Directors that he or she will be available to serve. All of the nominees are incumbent directors except for Mr. Eibeler and Ms. Kaczynski who were initially nominated by the Corporate Governance Committee of the Board of Directors.

The Board of Directors recommends that stockholders vote FOR the election of the nominees named below.

Following is information with respect to the nominees for directors:

Paul Eibeler, age 49, has been Chief Executive Officer of the Company since January 2005 and President and a director of the Company since April 2004. Mr. Eibeler was President of the Company from July 2000 to June 2003 and a director from December 2000 to February 2003. Prior to that, Mr. Eibeler was a consultant for Microsoft’s Xbox launch team. From July 2003 to October 2003, Mr. Eibeler was President and Chief Operating Officer of Acclaim North America and, from 1998 to 1999, Mr. Eibeler served as Acclaim North America’s Executive Vice-President and General Manager. Acclaim filed a petition under a liquidating chapter 11 of the federal bankruptcy code in August 2004. During the seven years prior to that, Mr. Eibeler held various executive positions with Impact, Inc., a leading supplier of licensed toys and school supplies. Mr. Eibeler is a director of Dwango North America Corp., a publicly held developer and distributor of entertainment content and applications for mobile phones. Mr. Eibeler received a B.A. degree from Loyola College in 1978.

Oliver R. Grace, Jr., age 51, has been a director of the Company since April 1997. Since 1990, Mr. Grace, a private investor, has been the Chairman of the Board of Moscow Cablecom Corp. (formerly known as Anderson Group, Inc.), which provides broadband cable services to the city of Moscow. Mr. Grace is a general partner of Anglo American Security Fund, L.P., a private investment fund. Mr. Grace received a B.A. in Business Administration from Vanderbilt University.

Robert Flug, age 57, has been a director of the Company since February 1998. Mr. Flug has been the President and Chief Operating Officer of S.L. Danielle, a women's apparel company, since September 1987. Mr. Flug received a B.S. in Business Administration from New York University.

Todd Emmel, age 42, has been a director of the Company since February 2002. Mr. Emmel served as Chairman of the Audit Committee from April 2004 to July 2004. Since August 2003, Mr. Emmel has served as Director, Structured Products for John Hancock Financial Services. From November 1999 until June 2002, Mr. Emmel was a First Vice President at Ambac Assurance Corporation, a financial insurance company. From May 1999 to November 1999, Mr. Emmel was Chief Credit Officer at Structured Credit Partners, a private credit arbitrage firm. From March 1998 to May 1999, Mr. Emmel was a Managing Director of DVI Private Capital Group, a private equity fund. From April 1990 to March 1998, Mr. Emmel held various positions at Union Bank of Switzerland, most recently as a Managing Director. Prior to this, Mr. Emmel was an Associate at both Drexel Burnham Lambert, from June 1988 to February 1990, and at E.F. Hutton from July 1987 to February 1988. Mr. Emmel received an M.B.A. from Carnegie Mellon University and a B.S. in accounting from Miami University.

Mark Lewis, age 55, has been a director of the Company since May 2001. For the fifteen years prior to February 2001, Mr. Lewis held various positions with Electronic Arts, Inc., most recently as Senior Vice President of International Operations. Mr. Lewis has been a director of Muse Communications Corp., a broadband technology company, since November 1997. Mr. Lewis received a B.A. in English and graduated Cum Laude from Yale University.

Steven Tisch, age 56, has been a director of the Company since April 2002. Since 1986, Mr. Tisch has been an independent motion picture producer. Mr. Tisch is the Oscar Award winning producer of Forrest Gump, the 1994 winner for Best Picture. Since May 2000, Mr. Tisch has been a partner of Escape Artists, a private independent film company, and a director of Classic Media, an owner of franchise entertainment properties. Since June 2002, Mr. Tisch has been a director of Film Roman, Inc., a publicly held television and motion picture production company. From 1976 to 1986, Mr. Tisch was a principal of Tisch/Avnet Productions, a production company with credits such as Risky Business. Mr. Tisch is a member of the Board of Directors of the Tisch School of the Arts at New York University and The Geffen Theatre in Los Angeles. Mr. Tisch received a B.A. in Sociology from Tufts University.

Barbara Kaczynski, age 46, has been a director of the Company and Chair of the Audit Committee since July 2004. Since June 2003, Ms. Kaczynski has been Managing Director of Red Birch Partners, LLC, a privately held firm engaged in providing operational, strategic and business advisory services to companies in the fields of finance, technology, media and entertainment. Previously she served as Chief Financial Officer of the National Football League from March 2001 to February 2003. Prior thereto, and from February 2000 to September 2000, Ms. Kaczynski was Chief Financial Officer of Tipping Point Technologies, Inc. (formerly Netpliance, Inc.), a company engaged at that time in providing easy Internet access and network-based applications and technologies; from April 1999 to November 1999, Chief Operating Officer and Chief Financial Officer of Adsmart Corporation, a company engaged in Internet advertising; and from June 1987 to December 1996, served in various capacities at Time, Inc., most recently as Vice President of Finance and Controller from September 1993 to December 1996. Ms. Kaczynski was Senior Accountant at Price Waterhouse from 1980 to 1983. She serves on the board of the Ritz Chamber Music Society, parent of the Ritz Chamber Players. Ms. Kaczynski received an MBA in Finance from New York University’s Stern School of Business Administration.

Following is information with respect to certain of the Company's executive officers not listed above:

Gary Lewis, age 42, has been Global Chief Operating Officer of the Company since April 2004. From February 2001 to April 2004, Mr. Lewis was International Managing Director of the Company, and has served in various international management roles with the Company since 1997.

Karl H. Winters, age 46, has been Chief Financial Officer of the Company since February 2002. From April 2000 to June 2001, Mr. Winters was the Chief Financial Officer of ModelWire, Inc., a company engaged in marketing imaging database products. From September 1993 to December 1999, Mr. Winters served in various positions, most recently as Vice President of Trace International Holdings, Inc., a private holding company that held significant interests in United Auto Group, Inc., a consolidator of new car dealerships, and Foamex International Inc., a manufacturer of polyurethane products. From 1993 to 1999, Mr. Winters held executive positions at United Auto and Foamex, most recently as United Auto’s Chief Financial Officer and Executive Vice President. Trace International filed a petition under Chapter 11 of the United States Bankruptcy Code in July 1999. From 1983 to 1993, Mr. Winters was a Senior Audit Manager for Coopers & Lybrand. Mr. Winters is a C.P.A. and received an M.B.A. from the University of Michigan and a B.A. in business economics with a concentration in accounting from Calvin College.

Samuel A. Judd, age 47, has been Senior Vice President of Planning & Administration of the Company since July 2004. Prior to joining the Company, and since 1993, Mr. Judd was employed by Viacom, Inc., serving initially as Vice President of Administration & Strategic Planning and, from June 1998 to December 2003, as Chief Financial Officer and Senior Vice President of Operations of Viacom’s Simon & Schuster division. Prior to that, Mr. Judd was employed in Finance and Business Planning for IBM and PepsiCo, and spent several years in strategy consulting. Mr. Judd graduated Phi Beta Kappa with a B.A. in Economics from Cornell University and received an M.B.A. from the University of Pennsylvania's Wharton School of Business.

Section 16(a) Beneficial Ownership Compliance. Based solely on a review of Forms 3, 4 and 5 furnished to the Company with respect to its most recent fiscal year, the Company believes that all reporting persons currently required to file forms under the Securities Exchange Act of 1934 filed such reports on a timely basis.

Meetings of Directors. The Board of Directors holds regularly scheduled meetings during the year, and holds additional meetings as necessary or desirable. During the fiscal year ended October 31, 2004, the Board of Directors held twenty-two meetings. In addition, the Board took other action by unanimous written consent.

Independent Directors. The Board has determined that Messrs. Grace, Flug, Emmel, Lewis and Tisch and Ms. Kaczynski are “independent” directors as defined under the rules of the NASD. During the fiscal year ended October 31, 2004, the independent directors met in executive session (outside the presence of management) seven times. The Board has established three committees, the Compensation Committee, the Corporate Governance Committee and the Audit Committee, each of which is comprised of independent directors and is governed by a written charter.

Compensation Committee. The Company has established a Compensation Committee of the Board of Directors, currently comprised of Messrs. Flug (Chairman), Grace, Tisch and Lewis. The function of the Compensation Committee is to review compensation policies and procedures of the Company, evaluate the executive officers' compensation and make recommendations to the Board of Directors regarding executive compensation. The Compensation Committee held five meetings during the fiscal year ended October 31, 2004. See “Report on Executive Compensation.”

Corporate Governance Committee. The Company has established a Corporate Governance Committee, currently comprised of Messrs. Emmel (Chairman), Grace and Lewis and Ms. Kaczynski. This committee is responsible for creating and maintaining overall corporate governance policies for the Company and identifying, screening and recruiting director candidates to the Board of Directors. This Committee held three meetings during the fiscal year ended October 31, 2004.

The Corporate Governance Committee Charter is attached to this Proxy Statement as Exhibit A. The Corporate Governance Committee Charter is not available on the Company’s website, but is available to stockholders who make a written request to the Director of Corporate Communications of Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012.

The Corporate Governance Committee will consider nominees recommended by stockholders, provided that the recommendation contains sufficient information for the Committee to assess the suitability of the candidate. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by the committee receive.

When selecting directors, the Board will review and consider many factors, including experience, diversity, age, skills and independence. It will also consider ethical standards and integrity. It considers recommendations primarily from members of the Board and management. The Committee conducts interviews with candidates who meet the Board’s criteria, and has full discretion in considering its nominations to the Board.

A stockholder wishing to nominate a candidate for election to the Board at the next Annual Meeting in 2006 is required to give written notice addressed to the Director of Corporate Communications of Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012 of an intention to make such a nomination by no later than January 12, 2006.

The notice of nomination is required to contain information about both the nominee and the stockholder making the nomination, including the name and address of the stockholder making the nomination and the person or persons nominated; a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated; a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder; such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board of Directors; and the consent of each nominee to serve as a director of the Company if so elected.

Information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under applicable NASD Marketplace rules to companies whose securities are quoted on NASDAQ, or, alternatively, a statement that the recommended candidate would not be so barred should also be provided. A nomination that does not comply with the above requirements will not be considered.

Audit Committee. The Company has established an Audit Committee of the Board of Directors, currently comprised of Ms. Kaczynski (Chair) and Messrs. Grace, Flug and Emmel. The Company’s Board has determined that Ms. Kaczynski qualifies as a “financial expert” under federal securities laws. The Audit Committee held fifteen meetings during the fiscal year ended October 31, 2004. See “Audit Committee Report.”

Director Training. Mr. Emmel, Chair of the Governance Committee, completed a training session at Harvard Business School in “Making Corporate Boards More Effective.” Mr. Flug, Chair of the Compensation Committee, completed a training session presented by the National Association of Corporate Directors in “Effective Compensation Committees.”

Code of Ethics. In March 2002, the Company adopted a written code of ethics, as amended, that applies to the Company's employees, including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and any persons performing similar functions. The Company will provide a copy of its code of ethics to any person without charge upon written request addressed to Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012, Attention: Director of Corporate Communications.

Attendance at Stockholder Meetings. It is currently anticipated that Board members will attend the Annual Meeting of Stockholders. Richard Roedel and Paul Eibeler attended the prior year’s annual meeting.

Audit Committee Report

 The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company, and is directly responsible for the appointment and oversight of the Company’s independent auditors. The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this Proxy Statement as Exhibit B.

The Audit Committee is responsible for, among other things, reviewing the Company’s quarterly and annual financial statements prior to filing with the Securities and Exchange Commission; hiring and reviewing the performance of the Company’s independent auditors; consulting with the Company’s independent auditors regarding the adequacy of the Company’s internal controls and the accuracy of the Company’s financial statements; and assessing the independence of the Company’s auditors.

In connection with the audit of the Company’s financial statements for the fiscal year ended October 31, 2004, the Audit Committee has reviewed and discussed the contents of the Company’s audited financial statements with management and the Company’s independent auditors. The Committee has discussed with the independent auditors the matters required to be discussed by SAS 61, including the quality and effectiveness of the Company’s financial reporting process and controls, as well as the scope and plan for the annual audit. The Audit Committee also received the written disclosures required by the Independent Standards Board Standard No. 1, discussed with the auditors their independence from the Company and management and considered the provision of non-audit related services by such auditors. The Audit Committee has retained the Company’s independent auditors to perform non-audit related tax services. See the caption “Independent Auditors” below for information relating to audit fees for the year ended October 31, 2004.

Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2004 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Barbara Kaczynski Todd Emmel Oliver R. Grace, Jr. Robert Flug

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation paid by the Company during the fiscal years ended October 31, 2002, 2003 and 2004 to its Chief Executive Officer and four most highly compensated executive officers other than its Chief Executive Officer, each of whom was serving at the end of the fiscal year ended October 31, 2004 and whose salary and bonus exceeded $100,000 (the "Named Executives"):

Summary Compensation Table
	Annual Compensation				Long-Term Compensation Awards(1)
Name and Principal Position	Year Ended October 31,	Salary($)	Bonus($)	Other Annual Compensation(2)	Restricted Stock Awards ($)(3)	Securities Underlying Options(#)

Richard Roedel Chairman(4)	2004	360,000	—	—	229,250	72,000
Paul Eibeler Chief Executive Officer and President(5)	2004 2003 2002	330,000 296,153 430,385	300,000 650,000 112,500	— — —	— — —	450,000 75,000 75,000
Karl H. Winters Chief Financial Officer	2004 2003 2002	325,000 326,250 222,115	15,000 265,000 207,500	— — —	— — —	— — 300,000
Gary Lewis Global Chief Operation Officer(6)	2004 2003 2002	450,883 258,027 182,705	500,000 503,580 132,923	—	638,000 — —	217,500 30,000 —
Samuel Judd Senior Vice President of Planning and Administration(7)	2004	97,731	55,000	—	468,000	135,000
Ryan A. Brant Publishing Director of 2K Games(8)	2004 2003 2002	750,000 752,884 641,058	1,600,000 2,909,500 1,993,330	— — —	1,808,000 3,432,750 —	— 450,000 300,000
Jeffrey Lapin(9)	2004 2003	290,000 542,500	470,000 200,000	— —	— —	— 600,000(10)
Kelly Sumner(11)	2004 2003 2002	625,000 607,019 473,910	— 1,862,500 450,000	— —	— —	— 150,000 150,000

(1)  Except for options granted to Mr. Eibeler in fiscal 2004, all securities listed in the table were issued under stockholder approved plans.

(2)  The aggregate value of benefits to be reported under the “Other Annual Compensation” column did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executives.

(3)  The amounts shown in this column represent the dollar value of the restricted stock on the date of grant. In fiscal 2003, Messrs. Lewis and Brant received restricted stock awards of 6,000 and 225,000 shares, respectively. In fiscal 2004, Messrs. Roedel, Lewis, Judd and Brant received restricted stock awards of 10,500, 30,000, 22,500 and 90,000 shares, respectively. At October 31, 2004, the number of shares of restricted stock held by Messrs. Roedel, Lewis, Judd and Brant was 10,500, 30,000, 22,500 and 162,970 shares, respectively, and the value of such shares was $230,720, $659,200, $494,400 and $3,581,005, respectively. Mr. Roedel’s shares were granted in March 2004, one-third of which vest on March 13, 2005 and the balance vest ratably during the twelve months ending January 31, 2006. Mr. Lewis’ shares were granted in April 2004 and vest as to one-half of the shares on each of April 14, 2005 and 2006. Mr. Judd’s shares were granted in July 2004 and vest as to one-third of the shares on each of July 30, 2005, 2006 and 2007. Of the 225,000 shares granted to Mr. Brant in fiscal 2003, 112,500 shares were granted in January 2003 and 112,500 were granted in May 2003, all of which vested as of January 31, 2005. The shares granted to Mr. Brant in May 2004 vest on May 1, 2005. During the restricted period, all shares are entitled to receive dividends paid on the common stock.

(4)  Mr. Roedel became Chief Executive Officer in June 2004 and resigned from that position in January 2005.

(5)  Mr. Eibeler rejoined the Company as President in April 2004, and became Chief Executive Officer in January 2005.

(6)  Mr. Lewis became Global Chief Operating Officer in April 2004.

(7)  Mr. Judd became Senior Vice President in July 2004.

(8)  Mr. Brant resigned as Chairman in March 2004, and has since been employed by the Company in a non-executive capacity.

(9)  Mr. Lapin resigned as Chief Executive Officer in April 2004.

(10)  Of such options, 400,000 options were forfeited upon Mr. Lapin’s resignation.

(11)  Mr. Sumner served in an executive capacity prior to January 2003, and served in a non-executive capacity until his resignation in November 2004.

The following table sets forth information concerning options granted in the fiscal year ended October 31, 2004 to the Named Executives:

	Option Grants in Fiscal Year Ended October 31, 2004

	Individual Grants(1)
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year(%)	Exercise Price ($/Sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
					5%($)	10%($)

Richard Roedel	72,000	2	21.28	04/13/09	423,308	935,399
Paul Eibeler	450,000	15	21.28	04/13/09	2,645,672	5,846,244
Karl Winters	—	—	—	—	—	—
Gary Lewis	217,500	7	21.28	04/13/09	1,278,742	2,825,684
Samuel Judd	135,000	5	20.83	07/27/09	776,793	1,716,510
Ryan A. Brant	—	—	—	—	—	—
Jeffrey C. Lapin	—	—	—	—	—	—
Kelly Sumner	—	—	—	—	—	—

(1)	All of the options have a term of five years and vest at various times over the term of the options.

(2) The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options immediately prior to their expiration, assuming the common stock appreciates at the compounded rates specified over the term of the options. These numbers do not take into account provisions of certain options providing for termination of the option following termination of employment or non—transferability of the options and do not make any provision for taxes associated with exercise. Because actual gains will depend upon, among other things, future performance of the common stock, there can be no assurance that the amounts reflected in this table will be achieved.

The following table sets forth information concerning the value of options exercised during the fiscal year ended October 31, 2004 and the value of unexercised stock options held by the Named Executives as of October 31, 2004:

Aggregated Option Exercises and Year End Values
Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at October 31, 2004 (#)		Value of Unexercised In-the-Money Options at October 31, 2004 ($)*

			Exercisable	Unexercisable	Exercisable	Unexercisable

Richard Roedel	—	—	88,500	36,000	276,260	24,960
Paul Eibeler	—	—	75,000	375,000	52,000	260,000
Karl Winters	7,500	79,700	240,000	—	2,364,800	—
Gary Lewis	7,500	103,413	60,000	180,000	271,156	124,800
Samuel Judd	—	—	—	135,000	—	154,800
Ryan A. Brant	84,784	998,519	3,969	—	—	—
Jeffrey C. Lapin	199,999	257,610	—	—	—	—

*Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the common stock, which was $21.97 on October 31, 2004.

Director Compensation

For the fiscal year ended October 31, 2004, each non-employee director received a cash retainer of $60,000 (pro rated in the case of Mr. Roedel and Ms. Kaczynski). During the year, Mr. Roedel received $63,125 for serving as a non-employee director, including as Chair of the Audit Committee until April 2004. Ms. Kaczynski received $27,708 and options to purchase 37,500 shares for serving as a non-employee director, including as Chair of the Audit Committee since July 2004. In addition to cash retainers, Mr. Flug received $25,000 for serving as the Chairman of the Compensation Committee and $55,000 for serving on an Interim Executive Committee of the Board; Mr. Emmel received $20,000 for serving as Chairman of the Corporate Governance Committee; and Mr. Lewis received $30,000 for serving on an Interim Executive Committee of the Board. Each member of the Audit Committee also received $10,000. For the fiscal year ended October 31, 2004, each non-employee director received a restricted stock award of 6,000 shares (Mr. Roedel received 10,500 shares) vesting over a three-year period.

Employment Agreements

The Company has entered into a one-year agreement with Richard W. Roedel, which expires January 31, 2006 and provides for annual compensation of $665,000 for serving as Chairman of the Board and a consultant. The agreement may be terminated by either party after June 1, 2005, provided that the Company is obligated to continue to compensate Mr. Roedel through the remaining term.

The Company has entered into a three-year agreement with Paul Eibeler expiring May 2008. The agreement provides that Mr. Eibeler is entitled to receive an annual salary of $750,000 and an annual bonus equal to 100% of such salary, provided that Mr. Eibeler and the Company achieve certain qualitative and quantitative performance criteria. The Company also granted Mr. Eibeler 75,000 shares of restricted stock under the Incentive Stock Plan, subject to stockholder approval of Proposal II.

The Company has entered into an agreement with Gary Lewis for a two-year term commencing April 2004. The Agreement provides that Mr. Lewis is entitled to receive an annual salary of $600,000 and an annual bonus of $600,000, provided that Mr. Lewis and the Company achieve certain quantitative and qualitative performance criteria.

The Company has entered into an employment agreement with Karl H. Winters, which expires in February 2006. The agreement provides that Mr. Winters is entitled to an annual salary of $325,000 and a bonus based on Mr. Winters’ performance in implementing certain objectives of the Audit Committee of the Board of Directors.

The Company entered into a three-year agreement with Sam Judd commencing July 2004. The agreement provides that Mr. Judd is entitled to an annual salary of $385,000 and an annual bonus of $275,000, provided that Mr. Judd and the Company achieve certain qualitative and quantitative performance criteria.

The Company has entered into an employment agreement, as amended, with Ryan A. Brant, which expires in March 2008. The agreement provides that Mr. Brant will serve as Publishing Director of 2K Games, a non-executive position, and is entitled to receive an annual salary of $750,000 and a bonus of $650,000.

Each agreement provides that if employment is terminated under certain circumstances, including in the event of a change of control, the executive will be entitled to certain severance compensation. The employment agreements also contain confidentiality and non-competition provisions.

Compensation Committee Interlocks And Insider Participation

The Company has a Compensation Committee of the Board of Directors comprised of independent directors and currently consisting of Messrs. Flug, Grace, Tisch and Lewis. The Board of Directors makes decisions relating to executive compensation based primarily upon the recommendations made by such committee. The Board of Directors (which includes such individuals) has not rejected any recommendations of the Compensation Committee as to the compensation of the Company's executive officers. During the fiscal year ended October 31, 2004, none of the executive officers of the Company has served on the Board of Directors or the Compensation Committee of any other entity, any of whose officers serves on the Company's Board of Directors or Compensation Committee.

Report On Executive Compensation

As noted above, the Board of Directors determines executive compensation based on recommendations made by the Compensation Committee. There is no formal compensation policy for the Company's executive officers, other than the employment agreements described above. Compensation for executive officers consists of base salary, bonus and stock-based compensation awards.

Base Salary. The base salary of the Company's executives is fixed pursuant to the terms of their respective employment agreements with the Company. The Compensation Committee reviews the salary of executive officers for reasonableness based on job responsibilities and a review of compensation practices for comparable positions at corporations that compete with the Company in its business or are of comparable size and scope of operations. The Committee's recommendations to the Board of Directors are based primarily on informal judgments reasonably believed to be in the best interests of the Company. In determining the base salaries of the Company's executives, the Committee considered the Company's significant and rapid growth. Salaries are re-evaluated by the Committee each year to determine whether such salaries are reasonable in light of each executive's expected duties.

Bonuses. The Committee determines bonuses based on the Company's overall performance, profitability, and other qualitative and quantitative measurements. In determining the amount of bonuses awarded, the Committee considers the Company's revenues and profitability for the applicable period and each executive's contribution to the success of the Company. The Company's executive officers received bonuses that were deemed appropriate based upon the Company's operating results during the fiscal year.

Stock-based Compensation Awards. Stock option and “restricted stock” awards are intended to attract, retain and motivate personnel by affording them an opportunity to receive additional compensation based upon the performance of the Company's Common Stock. Such awards are granted by the Compensation Committee on an informal, subjective basis, after taking into account the relative responsibilities and contributions of the individual executives. The number or value of options or "restricted stock" currently held by an executive is not taken into account in determining the number of stock options or restricted stock granted.

Compensation for the Company’s Chief Executive Officer is generally determined as discussed above. Mr. Roedel became Chief Executive Officer of the Company in April 2004 and served pursuant to a letter agreement that specified Mr. Roedel’s base salary and other compensation. In determining Mr. Roedel’s compensation, the Committee considered the compensation of Chief Executives of comparable companies, Mr. Roedel’s experience in general and his skills as an executive in particular, and his prior responsibilities and performance, as well as the Company’s expected size and performance, including its forecasted revenue growth and the global scope of the Company's operations. Mr. Roedel’s salary, bonus and stock option awards for the year ended October 31, 2004 were based on the Company's overall performance, with no component of such compensation based on any particular measure of performance. Mr. Eibeler assumed the role of Chief Executive Officer in January 2005 and in May 2005 entered into a three-year employment agreement with the Company described above.

COMPENSATION COMMITTEE

Robert Flug Oliver R. Grace, Jr. Steven Tisch

STOCK PERFORMANCE GRAPH

The following line graph compares, from November 1, 1999, through October 31, 2004, the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the stocks comprising the NASDAQ Market Value Index and the stocks comprising a Peer Group Index consisting of Acclaim Entertainment, Inc., Activision, Inc., Eidos PLC, Electronic Arts, Inc., Atari, Inc., Interplay Entertainment Corp., Midway Games Inc. and THQ Inc. The comparison assumes $100 was invested on November 1, 1999 in the Company's Common Stock and in each of the foregoing indices and assumes reinvestment of all cash dividends, if any, paid on such securities. The Company has not paid any cash dividends and, therefore, the cumulative total return calculation for the Company is based solely upon stock price appreciation and not upon reinvestment of cash dividends. Historical stock price is not necessarily indicative of future stock price performance.

	10/31/99	10/31/00	10/31/01	10/31/02	10/31/03	10/31/04
Take-Two Interactive	$100.00	$191.35	$214.31	$369.62	$610.92	$317.69
Peer Group Index	100.00	170.50	201.99	208.40	304.19	60.00
NASDAQ Market Index	100.00	194.13	97.35	78.33	113.76	145.70

VOTING SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the Record Date, relating to the beneficial ownership of shares of the Company’s common stock by (i) each person or entity who is known by the Company to own beneficially 5% or more of the outstanding common stock, (ii) each director, (iii) each of the Named Executives and (iv) all directors and executive officers as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned(2)	Percentage of Outstanding Common Stock Beneficially Owned

FMR Corp (3)	10,108,170	14.2%
Oppenheimer Funds, Inc. (3)	10,037,280	14.1
Wellington Management Company, LLP (3)	8,249,445	11.6
J & W Seligman & Co. Incorporated (3)	8,019,150	11.3
Oliver R. Grace, Jr. (4)	708,319	*
Robert Flug (5)	143,047	*
Mark Lewis (6)	31,999	*
Todd Emmel (7)	44,419	*
Steven Tisch (8)	54,499	*
Richard W. Roedel (9)	115,999	*
Karl H. Winters (10)	72,000	*
Paul Eibeler (10)	75,000	*
Barbara Kaczynski	—	*
Gary Lewis (11)	136,500	*
Samuel Judd	—	*
Ryan Brant (12)	255,360	*
Kelly Sumner	—	*
All directors and executive officers as a group (eleven persons) (13)	1,381,782	1.9%

*  Less than 1%.

(1)  Unless otherwise indicated, the address of each beneficial owner is Take-Two Interactive Software, Inc., 622 Broadway, New York, New York 10012.

(2)  Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. A person is deemed to be the beneficial owner of securities that may be acquired by such person within 60 days from the Record Date upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the Record Date have been exercised. This table does not include shares of unvested restricted stock held by the persons named in the table.

(3)  Based on Schedules l3G filed with the Securities and Exchange Commission.

(4)  Represents 572,820 shares owned of record by Anglo American Security Fund, L.P., of which Mr. Grace is a general partner, 1,999 shares of restricted stock held by Mr. Grace and 133,500 shares underlying options held by Mr. Grace.

(5)  Represents 35,400 shares held by S/L/ Danielle, Inc., 1,999 shares of restricted stock held by Mr. Flug and 105,648 shares underlying options held by Mr. Flug.

(6)  Includes 19,395 shares underlying options.

(7)  Includes 42,420 shares underlying options.

(8)  Includes 52,500 shares underlying options.

(9)  Includes 112,500 shares underlying options.

(10)  Represents shares underlying options.

(11)  Includes 127,500 shares underlying options.

(12)  Includes 3,969 shares underlying options.

(13)  Includes 740,463 shares underlying options.

PROPOSAL I

AMENDMENT TO THE COMPANY’S 2002 STOCK OPTION PLAN

The Board of Directors unanimously proposes that the stockholders approve an amendment to the Company’s 2002 Stock Option Plan, increasing by 2,000,000, the number of shares of Common Stock reserved for issuance under such plan. Under the Option Plan currently in effect, which was adopted by stockholders in June 2002, 9,000,000 shares of Common Stock have been reserved for issuance in connection with the grant of options. As of the Record Date, 92,820 shares remained available for issuance under the 2002 Stock Option Plan. The Board of Directors believes that the proposed increase in the number of shares available for issuance under the 2002 Stock Option Plan is necessary in order to continue the effectiveness of the 2002 Stock Option Plan in attracting, motivating and retaining outside directors, officers and key employees with appropriate experience and ability to increase the grantees’ alignment of interest with the Company’s Stockholders.

The following summary of the 2002 Stock Option Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Stock Option Plan, a copy of which is attached hereto as Exhibit C.

Summary of the 2002 Stock Option Plan

Pursuant to the 2002 Stock Option Plan, officers, directors, employees and consultants of the Company are eligible to receive incentive stock options and non-qualified stock options to purchase up to an aggregate of 9,000,000 shares of Common Stock. The number of shares of Common Stock that may be granted and the timing of grants to executive officers and non-executive officers of the Company under the 2002 Stock Option Plan is subject to the discretion of the Board of Directors or a Committee of the Board that administers the plan. The Plan is currently administered by the Compensation Committee of the Board of Directors. No options have been granted under the 2002 Option Plan that are subject to the approval of this proposal to amend the plan. On May 9, 2005, the closing price of the Company’s Common Stock as reported by NASDAQ was $25.69.

The 2002 Stock Option Plan provides that it will be administered by the Board or a Committee appointed by the Board. The Board or Committee will determine, among other things, the persons to whom options will be granted, the types of options granted, the number of shares subject to options and the exercise price, provided that the exercise price of all incentive stock options (“Incentive Stock Options”) and non-qualified stock options granted must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% in the case of incentive options granted to stockholders who own more than 10% of the outstanding Common Stock) or earlier as determined by the Board or Committee or as otherwise set forth in the plan. The Board or Committee also determines the term of each option, the restrictions or limitations thereof and the manner in which each option may be exercised. Options granted under the plan will expire not later than the tenth anniversary of the date of grant (the fifth anniversary in the case of incentive options granted to stockholders who own more than 10% of the outstanding Common Stock). With certain limited exceptions, in the event that an option holder ceases to be employed by the Company, such option holder's options terminate. Pursuant to the provisions of the 2002 Stock Option Plan, the aggregate fair market value, determined as of the date(s) of grant, for which incentive stock options are first exercisable by an option holder during any calendar year cannot exceed $100,000.

In June 2002, the Plan was amended to prohibit the “re-pricing” of an option at an exercise price below the original exercise price of the option.

As of the Record Date, options to purchase 8,907,180 shares of Common Stock were outstanding under the 2002 Stock Option Plan, and options to purchase an additional 92,820 shares were available for future grant.

Equity Compensation Plans

The following table provides certain information with respect to all of the Company’s equity compensation plans in effect as of October 31, 2004.

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,983,888(1)	$17.27	2,557,525
Equity compensation plans not approved by security holders	2,268,363(2)	$12.66	—
Total	8,252,251	$16.00	2,557,525

(1) Includes 507,889 shares of restricted stock under the Incentive Stock Plan.

(2) Represents shares of common stock underlying individual option grants. The options are five years in duration, expire at various dates between 2005 and 2009, contain anti-dilution provisions providing for adjustments of the exercise price under certain circumstances and have termination provisions similar to options granted under our stockholder approved plans.

Certain Federal Income Tax Consequences of the 2002 Stock Option Plan

The following is a brief summary of the Federal income tax aspects of grants made under the 2002 Stock Option Plan based upon statutes, regulations and interpretations in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

Incentive Stock Options. The participant will recognize no taxable income upon the grant or exercise of an Incentive Stock Option. Upon a disposition of the shares after the later of two years from the date of grant and one year after the transfer of the shares to the participant, (i) the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets in his or her hands; and (ii) the Company will not qualify for any deduction in connection with the grant or exercise of the options. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Stock Option over the exercise price will be treated as an item of adjustment for his or her taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant. In the case of a disposition of shares in the same taxable year as the exercise where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price which is the same amount included in regular taxable income.

If Common Stock acquired upon the exercise of an Incentive Stock Option is disposed of prior to the expiration of the holding periods described above, (i) the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and that the compensation be reasonable. The participant will recognize the excess, if any, of the amount realized over the fair market value of the shares on the date of exercise, if the shares are capital assets in his or her hands, as short-term or long-term capital gain, depending on the length of time that the participant held the shares, and the Company will not qualify for a deduction with respect to such excess.

Subject to certain exceptions for disability or death, if an Incentive Stock Option is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a Non-Qualified Stock Option.

Non-Qualified Stock Options. With respect to Non-Qualified Stock Options (i) upon grant of the option, the participant will recognize no income; (ii) upon exercise of the option (if the shares are not subject to a substantial risk of forfeiture), the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirements of Section 162(m) of the Code and that the compensation be reasonable; (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant; and (iv) on a sale of the shares, the participant will recognize gain or loss equal to the difference, if any, between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as short-term or long-term capital gain or loss if the shares are capital assets in the participant's hands depending upon the length of time that the participant held the shares.

The Board believes that the proposed Amendment to the 2002 Stock Option Plan will help the Company attract and retain qualified officers, directors and key employees. Accordingly, the Board believes that the Amendment to the 2002 Stock Option Plan is in the best interest of the Company and unanimously recommends a vote FOR its approval.

PROPOSAL II

AMENDMENT TO THE COMPANY’S INCENTIVE STOCK PLAN

The Board of Directors unanimously proposes that the stockholders approve an amendment to the Company’s Incentive Plan, increasing by 1,000,000 the number of shares of the Common Stock reserved for issuance under such plan. Under the Incentive Stock Plan currently in effect, which was adopted by the Board of Directors in June 2003 with an amendment to the plan approved by Stockholders in June 2004, 1,500,000 shares of Common Stock have been reserved for issuance. As of the Record Date, 17,038 shares remained available for issuance under the Incentive Stock Plan. The Board of Directors believes that the proposed increase in the number of shares available for issuance under the Incentive Stock Plan is necessary in order to continue the effectiveness of the Incentive Stock Plan in attracting, motivating and retaining outside directors, officers and key employees with appropriate experience and ability to increase the grantees’ alignment of interest with the Company’s Stockholders.

The Incentive Stock Plan provides that it will be administered by the Compensation Committee of the Board. The Committee will determine, among other things, the directors, officers and other employees of the Company to whom “restricted stock”, “deferred stock” or “other stock-based awards” will be granted. The Committee also determines the amounts and other terms and conditions of each award, the restrictions and limitations thereof, including vesting and forfeiture provisions. To date, no awards have been made under the Incentive Stock Plan that are subject to this proposal to amend the plan, except a proposed award of 75,000 shares of restricted stock to Mr. Eibeler.

The Incentive Stock Plan was amended in June 2004 to provide a minimum pro rata vesting period of three years with respect to outright grants and a minimum vesting period of one year with respect to performance based grants.

The summary of the Incentive Stock Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Incentive Stock Plan, a copy of which is attached hereto as Exhibit D.

Certain Federal Income Tax Consequences of the Incentive Stock Plan

Stock Awards. Unless a participant otherwise elects to be taxed upon receipt of shares of restricted or deferred stock under the Incentive Stock Plan, the participant must include in his or her taxable income the difference between the fair market value of the shares and the amount paid, if any, for the shares as of the first date the participant’s interest in the shares is no longer subject to substantial risk of forfeiture or such shares become transferable. A participant’s rights in stock awarded under the Incentive Stock Plan are subject to a substantial risk of forfeiture if the rights to full enjoyment of the shares are conditioned, directly or indirectly, upon the future performance of substantial services by the participant. Where shares of stock received under the Incentive Stock Plan are subject to a substantial risk of forfeiture, the participant can elect to report the difference between the fair market value of the shares on the date of receipt and the amount paid, if any, for the stock as ordinary income in the year of receipt. To be effective, the election must be filed with the Internal Revenue Service within 30 days after the date the shares are transferred to the participant. The Company is entitled to a federal income tax deduction equal to the amount includable as compensation in the gross income of the participant, subject to the requirements that the compensation be reasonable and not limited under Section 162(m) of the Code. The amount of taxable gain arising from a participant’s sale of shares of restricted stock acquired pursuant to the Incentive Stock Plan is equal to the excess of the amount realized on such sale over the sum of the amount paid, if any, for the stock and the compensation element included by the participant in taxable income.

Other Tax Matters. If unmatured installments of awards are accelerated as a result of a Change of Control (as defined in the Incentive Stock Plan), any amounts received from the exercise by a participant of a stock option, the lapse of restrictions on restricted stock or the deemed satisfaction of conditions of performance-based awards may be included in determining whether or not a participants has received an “excess parachute payment” under Section 280G of the Code, which could result in (a) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the participant on certain payments of Common Stock or cash resulting from such exercise or deemed satisfaction of conditions of performance awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse and (b) the loss by the Company of a compensation deduction.

The Board believes that the proposed Amendment to the Incentive Stock Plan will help the Company attract and retain qualified officers, directors and key employees. Accordingly, the Board believes that the Amendment to the Incentive Stock Plan is in the best interest of the Company and unanimously recommends a vote FOR its approval.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP is the Company's independent registered public accounting firm who reported on the financial statements of the Company for the fiscal years ended October 31, 2002, 2003 and 2004. It is currently anticipated that PricewaterhouseCoopers LLP will be selected by the Board of Directors to examine and report on the financial statements of the Company for the year ending October 31, 2005. It is anticipated that a representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

The aggregate fees billed by the Company’s independent registered public accounting firm for the fiscal years ended October 31, 2004 and 2003 are set forth below. The Audit Committee believes that the services performed by the Company’s independent registered public accounting firm were compatible with maintaining such auditor’s independence.

	2004	2003

Audit (1)	$1,904,000	$2,927,929
Audit Related (2)	44,000	35,089
Tax (3)	833,000	1,852,054
All Other	—	—

Total	$2,781,000	$4,815,072

(1) Includes financial statement and statutory audits. Fiscal 2003 fees also include amounts relating to financial statement restatement.

(2) Includes benefit plan audits.

(3) Includes tax compliance, advice and audit assistance. Fiscal 2003 includes additional fees relating to tax planning and compliance.

All services provided to the Company by its independent auditor must be pre-approved by the Audit Committee. None of the Audit Related, Tax or All Other services listed above was approved by the Audit Committee under a "de minimis" exemption from pre-approval provided by applicable law.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholders who wish to present proposals appropriate for consideration at the Company's Annual Meeting of Stockholders to be held in 2006 must submit the proposal in proper form and in satisfaction of the conditions established by the Securities and Exchange Commission, to the Company at its address set forth on the first page of this Proxy Statement not later than January 12, 2006 in order for the proposal to be considered for inclusion in the Company's proxy statement and form of proxy relating to such annual meeting. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

After the January 12, 2006 deadline, for any proposal that is not submitted for inclusion for next year’s proxy statement (as described in the preceding paragraph) but is instead sought to be presented directly at next year’s annual meeting of stockholders, rules of the Securities and Exchange Commission permit management of the Company to vote proxies in its discretion if (a) the Company does not receive notice of the proposal before the close of business on April 3, 2006 and advises stockholders in next year’s proxy statement about the nature of the matter and how management intends to vote or (b) does not receive notice of the proposal prior to the close of business on April 3, 2006.

OTHER INFORMATION

A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE YEAR ENDED OCTOBER 31, 2004 IS BEING FURNISHED HEREWITH TO EACH STOCKHOLDER OF RECORD AS OF THE CLOSE OF BUSINESS ON MAY 9, 2005. COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED FOR A NOMINAL CHARGE UPON WRITTEN REQUEST TO:

TAKE-TWO INTERACTIVE SOFTWARE, INC.
622 BROADWAY
NEW YORK, NEW YORK 10012
ATTENTION: JAMES ANKNER, DIRECTOR OF CORPORATE COMMUNICATIONS

The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

By order of the Board of Directors,

Paul Eibeler Chief Executive Officer and President

May 10, 2005

EXHIBIT A

TAKE-TWO INTERACTIVE SOFTWARE, INC.
CORPORATE GOVERNANCE COMMITTEE CHARTER

This Corporate Governance Committee Charter (this “Charter”) has been adopted by the Board of Directors (the “Board”) of Take-Two Interactive Software, Inc. (the “Company”).

I. Purpose

The purpose of the Corporate Governance Committee (the “Committee”) is to assist the Board in fulfilling its responsibilities with respect to Board and committee membership, shareholder proposals and corporate governance matters and practices. In furtherance of such purpose and as set forth below, the Committee shall: (a) identify individuals qualified to become members of the Board, consistent with criteria developed by the Committee, and select, or recommend that the Board select, director nominees for each annual meeting of shareholders; (b) make recommendations to the Board regarding corporate governance matters and practices; (c) oversee the evaluation of the Board and Board committees; and (d) take such other actions within the scope of this Charter as the Committee or the Board deems necessary or appropriate.

II. Membership

The Committee shall be comprised of three or more members, all of whom must qualify as independent directors (“Independent Directors”) under the listing standards of the Nasdaq Stock Market, Inc. (“Nasdaq”) and applicable law (subject to any exceptions allowed thereunder and any waivers granted by Nasdaq).

The members of the Committee will be appointed by and serve at the discretion of the Board. Except as provided in this Charter, Committee members will be appointed annually for a term of one year or until their successors have been duly appointed and qualified. Committee members may be removed at any time, and vacancies will be filled, by a majority vote of the Board’s independent directors.

Unless a Chairperson is appointed by the Board, the members of the Committee shall designate a Chairperson by majority vote of the full Committee.

A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director, and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the Nasdaq rules and applicable law with respect to such member’s continued membership on the Committee and should be made.

III. Meetings and Procedures

• The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. In the event the Committee fails to adopt any particular rule of procedure, the comparable provision set forth in the Company’s Bylaws applicable to Board committees (or if no such provision exists, applicable to the Board) shall apply to the Committee.

• The Committee shall meet at least two times annually and more frequently as circumstances require, one of which shall be an Annual Meeting.

• The Chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

• The Chairperson, shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall, if practicable, circulate the agenda to each member of the Committee in advance of each meeting (at least three days in advance in the case of the annual meeting).

• A majority of the members of the Committee shall constitute a quorum.

• The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate.

• The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee, meet with any Committee members or representatives of the Committee’s counsel, officers or experts and/or provide such pertinent information as the Committee requests.

• Following each of its meetings, the Committee shall report on the meeting to the Board, which report shall include a description of all significant actions taken by the Committee at the meeting.

• The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV. Responsibilities and Duties

The Committee shall have the following duties and responsibilities:

• Evaluate the size and composition of the Board and develop criteria for Board membership (including the types of skills and characteristics required of directors) based upon the needs of the Company from time to time, and evaluate the independence of existing and prospective directors.

• Actively seek and evaluate qualified individuals to become new directors as needed.

• Establish procedures to review and recommend, if appropriate, potential director nominees proposed by the Company’s shareholders.

• Conduct background and qualifications checks respecting such persons as it wishes to approve as nominees to recommend to either the Company’s shareholders as candidates or to the Board to fill vacancies.

• Review the suitability of each Board member for continued service when his or her term expires and when he or she has a significant change in status.

• Approve the slate of nominees of directors to be proposed for election by the Company’s shareholders and to be considered by the Board to fill vacancies.

• Evaluate the nature, structure and operations of other Board committees.

• Make recommendations to the Board as to the qualifications of members of the Board’s committees, committee member appointments and removals, and committee reporting to the Board.

• Develop and recommend to the Board for approval such corporate governance policies and guidelines as the Committee deems appropriate (which may include, without limitation, policies to enhance the Board’s effectiveness, including with respect to the distribution of information to Board members, and the frequency and structure of Board meetings), review them at least annually to ensure that they are appropriate for the Company and comply with applicable laws, regulations and listing standards, and recommend any desirable changes to the Board.

• Be involved with management in reviewing director and officer insurance needs and the means of satisfying them.

• Develop with management and monitor an orientation program for new directors and continuing education programs for directors.

• Sponsor and oversee performance evaluations for the Board and committees of the Board.

• Annually evaluate the performance of the Committee, including by reviewing the Committee’s compliance with this Charter.

• Review and reassess the adequacy of this Charter annually and recommend to the Board any appropriate changes. Publish this Charter as required by applicable law and as otherwise deemed advisable by the Committee.

• Report regularly to the Board and other committees, as applicable, with respect to nominating and corporate governance matters, policies and practices of the Company or any of the foregoing matters, and make recommendations to the Board or such committees, as appropriate.

• Perform such other activities or functions and adopt such other policies and procedures consistent with this Charter, the Company’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

V. Investigations and Studies; Outside Advisors; Reliance

• The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee’s duties and responsibilities, and may retain, at the Company’s expense, such experts and other professionals as it deems necessary or appropriate to carry out its duties. Without limiting the foregoing, the Board delegates to the Committee the sole authority, in its discretion, to decide whether to retain a search firm to assist the Committee in identifying, screening and attracting director candidates. If the Committee decides to retain such a firm, the Board delegates to the Committee the sole authority to approve the search firm’s fees and other retention terms, with such fees to be borne by the Company, and to terminate the firm at any time.

• In carrying out its duties, the Committee will act in reliance on management, the independent public accountants, internal auditors, internal and outside counsel and such other outside advisors and experts as it deems necessary or appropriate.

Adopted on September 22, 2004.

EXHIBIT B

TAKE-TWO INTERACTIVE SOFTWARE, INC.
AUDIT COMMITTEE CHARTER

1.            Purpose; Limitations on Duties. The purpose of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Take-Two Interactive Software, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company and to prepare the annual report of the Audit Committee required by applicable Securities and Exchange Commission (“SEC”) disclosure rules.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles (“GAAP”) and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

2.            Membership; Appointment; Financial Expert. The Committee will consist of three or more directors of the Company’s Board. All members of the Committee must be directors who meet the knowledge requirements and the independence requirements of applicable law and the rules of the SEC and the NASDAQ in effect from time to time (subject to any exceptions allowed by such rules and any waivers granted by such authorities). No Audit Committee member shall simultaneously serve on the audit committees of more than two other public companies. The members of the Committee will be appointed by and serve at the discretion of the Board, following the recommendations of the Company’s Corporate Governance Committee. The Chairperson of the Committee will be appointed by the Board. If practicable, at least one member of the Committee must qualify as an “audit committee financial expert” (as defined by the SEC). The Company will disclose in its annual report required by Section 13(a) of the Securities Exchange Act of 1934 (the “1934 Act”) whether or not it has at least one member who is an audit committee financial expert. In any event, the Committee must include at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background that results in the individual’s financial sophistication, such as being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

3.             Specific Responsibilities and Duties. The Board delegates to the Committee the express responsibility and authority to:

3.1            Independent Auditor

(a) Selection; Fees. Be solely and directly responsible for the appointment, compensation, retention, evaluation, and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company and, where appropriate, the termination and replacement of such firm. Such independent auditor shall report directly to and be ultimately accountable to the Committee. The Committee has the ultimate authority to approve all audit engagement fees and terms, with the costs of all engagements to be borne by the Company.

(b) Rotation of Independent Auditor. Consider whether there should be regular rotation of the independent auditor.

(c) Scope of Audit. Review, evaluate and approve the annual engagement proposal of the independent auditor (including the proposed scope and approach of the annual audit).

(d) Lead Audit Partner Review, Evaluation and Rotation. Review and evaluate the lead partner of the independent auditor. Ensure that the lead audit partner having primary responsibility for the audit and the reviewing audit partner of the independent auditor are rotated at least every five years and that other audit partners (as defined by the SEC) are rotated at least every seven years.

(e) Pre-Approval of Audit and Non-Audit Services. Pre-approve all audit services and all non-audit services permitted to be performed by the independent auditor. Such pre-approval may be given as part of the Committee’s approval of the scope of the engagement of the independent auditor or on an engagement-by-engagement basis or pursuant to pre-established policies. In addition, the authority to pre-approve non-audit services may be delegated by the Committee to one or more of its members, but such member’s or members’ non-audit service approval decisions must be reported to the full Committee at the next regularly scheduled meeting. The Company shall disclose in its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q any approval of non-audit services during the period covered by the applicable report.

(f) Auditor Independence.

(i) Obtain Written Statement. At least annually, obtain and review a formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1.

(ii) Engage in Active Dialogue. Actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditors.

(g) Review Problems.  Review with the independent auditor any audit problems or difficulties the independent auditor may have encountered in the course of its audit work, and management’s responses, including: (i) any restrictions on the scope of activities or access to requested information and (ii) any significant disagreements with management.

(h) Related Party Transactions. Conduct an appropriate review of all proposed related-party transactions (which term refers to transactions that would be required to be disclosed pursuant to SEC Regulation S-K, Item 404). Management shall not cause the Company to enter into any new related party transaction unless the Committee approves such transaction.

(i) Material Communications. Discuss with the independent auditor any communications between the audit team and the independent auditor’s national office regarding auditing or accounting issues that the engagement presented.

(j) Accounting Adjustments. Discuss with the independent auditor any accounting adjustments that were noted or proposed by the independent auditor but were passed on.

(k) Internal Audit Function. Discuss with the independent auditor the responsibilities, budget and staffing of the Company’s internal audit function.

(l) Management or Internal Control Letters. Discuss with the independent auditor any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

3.2            Financial Reporting

(a) Annual Financials. Review and discuss with management and the independent auditor the Company’s annual audited financial statements, (including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), including any unusual or non-recurring items, the adequacy of internal controls and other matters that the Committee deems material, prior to the public release of such information.

(b) Quarterly Financials.  Review and discuss with management and the independent auditor the Company’s quarterly financial statements (including the Company disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”), the results of the independent auditor’s reviews of the quarterly financial statements, and other matters that the Committee deems material prior to the public release of such information.

(c) Accounting Principles.  At least annually, review with management and the independent auditor major issues regarding accounting principles and financial statement presentations, including any material changes in the selection or application of the principles followed in prior years and any items required to be communicated by the independent auditor in accordance with AICPA Statement of Auditing Standards (“SAS”) 61.

(d) Judgments. Review reports prepared by management or by the independent auditor relating to significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including an analysis of the effect of alternative GAAP methods on the Company’s financial statements and a description of any transaction as to which management obtained an SAS 50 letter.

(e) Press Releases. Discuss earnings press releases with management (including the type and presentation of information to be included in earnings press releases), as well as financial information and earnings guidance provided to analysts.

(f) Regulatory and Accounting Developments. Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

3.3            Internal Audit and Risk Management.

(a) Internal Audit. With respect to the Company’s internal audit function,

(i) review the budget, qualifications, activities, effectiveness and organizational structure of the internal audit function;

(ii) review and recommend to the Board action with respect to the appointment and replacement of the director of internal audit;

(iii) review and approve the internal audit charter and any proposed amendments thereto;

(iv) review the performance of the director of internal audit;

(v) review and approve the annual internal audit plan for the upcoming year and discuss with the director of internal audit, the independent auditor and management internal audit department responsibilities (including reporting responsibilities), and any recommended changes in the internal audit plan; and

(vi) review summaries of significant internal audit reports and management’s responses.

The director of internal audit shall report jointly to the Committee and to the chief executive officer of the Company. The principal and administrative reporting responsibilities of the internal audit function shall be reviewed from time to time by the Committee and the Board.

(b) Risk Assessment and Risk Management.  Discuss policies with respect to risk assessment and risk management periodically with the management, internal auditors, and independent auditor, and the Company’s plans or processes to monitor, control and minimize such risks and exposures.

3.4            Financial Reporting Processes; CEO and CFO Certifications.

(a) Internal and External Controls. Review with management, the Company and the independent auditor, as appropriate, financial controls.

(b) Consider Changes. Review major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of material control deficiencies.

(c) Reporting Systems. Receive reports from each of (i) management, (ii) the independent auditor and (iii) the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

(d) Reports from independent auditor. Obtain and review timely reports from the independent auditor regarding:

(i) all critical accounting policies and practices to be used by the Company;

(ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(iii) all other material written communications between the independent auditor and management, including any management letter or schedule of unadjusted differences.

Such reports may be oral or in writing, but must be provided to the Committee before any auditor’s report is filed with the SEC.

(e) CEO and CFO Certifications. Discuss with the Chief Executive Officer and the Chief Financial Officer the processes involved in and any material required as a result of the Form 10-K and 10-Q certification process concerning deficiencies in design or operation of internal controls or any fraud involving management or employees with a significant role in the Company’s internal controls.

3.5            Legal and Regulatory Compliance

(a) SEC Report. Prepare the annual report included in the Company’s proxy statement as required by the proxy rules under the 1934 Act.

(b) Code of Conduct; Waivers. Approve the Company’s code of conduct or ethics required by applicable law or exchange listing standards and covering the conduct and ethical behavior of directors, officers and employees and any proposed amendments thereto; receive periodic reports from the Company’s Compliance Officer regarding the Company’s monitoring of compliance with such code; approve in advance any waivers of it for senior financial officers who are neither directors nor executive officers; and recommend to the Board for approval any waivers of such code for directors and executive officers.

(c) Complaints. Establish procedures for:

(i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and

(ii) the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

3.6            Annual Evaluation of Committees and Charter.

(a) Evaluation of Committee.  Annually evaluate the performance of the Committee.

(b) Review and Publication of Charter. Review and reassess the adequacy of this Charter at least annually and recommend any proposed changes to the Board, as appropriate, and publish this Charter as required by applicable law.

4.            Reports to Board; Meetings, Minutes.

4.1            Recommendations; Reports. Regularly report to the Board on the Committee’s activities, and its conclusions with respect to the independent auditor, and make appropriate recommendations to the Board.

4.2            Executive Sessions. The Committee shall meet periodically (with such frequency as it determines) with each of the independent auditor, internal auditors (or other personnel responsible for the Company’s internal audit function) and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately.

4.3            Other Meetings. Other meetings will be with such frequency, and at such times, as its Chairperson, or a majority of the Committee, determines, but the Committee shall meet at least quarterly. Special meetings of the Committee may be called by the Chairperson and will be called promptly upon the request of any two Committee members. The agenda of each meeting will be prepared by the Chairperson and circulated, if practicable, to each member prior to the meeting date. Unless the Committee or the Board adopts other procedures, the provisions of the Company’s By-Laws applicable to meetings of Board committees will govern meetings of the Committee.

4.4            Minutes. Minutes of each meeting will be kept.

5.            Subcommittees. The Committee has the power to appoint and delegate matters to subcommittees, but no subcommittee will have any final decision-making authority on behalf of the Board or the Committee (except as permitted pursuant to Section 3.1(e) above).

6.            Advisors and Counsel; Reliance; Investigations; Cooperation.

6.1            Retention of Advisors and Counsel. The Committee has the power, in its sole discretion, to obtain advice and assistance from, and to retain at the Company’s expense, such independent or outside legal counsel, accounting or other advisors and experts as it determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, determined by it, from the Company.

6.2            Determine Administrative Expenses. The Committee has the power to determine the level and cost of ordinary administrative expenses necessary or appropriate in carrying out its duties, with such costs to be borne by the Company.

6.3            Reliance Permitted. The Committee will act in reliance on management, the Company’s independent auditor, internal auditors, and advisors and experts, as it deems necessary or appropriate.

6.4            Investigations. The Committee has the power, in its discretion, to conduct any investigation it deems necessary or appropriate to enable it to carry out its duties.

6.5            Required Participation of Employees. The Committee shall have unrestricted access to the Company’s employees, independent auditor, internal auditors, internal and outside counsel, and may require any employee of the Company or representative of the Company’s outside counsel or independent auditor to attend meetings of the Committee or to meet with any members of the Committee or representative of the Committee’s counsel, advisors or experts.

7.            Rules and Procedures. Except as expressly set forth in this Charter or the Company’s By-Laws or Corporate Governance Guidelines, or as otherwise provided by law or the rules of NASDAQ, the Committee shall establish its own rules and procedures.

Adopted on September 22, 2004.

EXHIBIT C

2002 STOCK OPTION PLAN
OF
TAKE-TWO INTERACTIVE SOFTWARE, INC.
(As Amended in June 2002, April 2003 and June 2004 and as adjusted for a 3-for-2 stock split in April 2005)

I. Purpose

Take-Two Interactive Software, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance in order to continue to serve the best interests of the Company, and its stockholders. By affording key personnel and other persons who are expected to contribute to the success of the Company the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company, the 2002 Stock Option Plan of the Company (the "2002 Plan") is expected to contribute to the attainment of those objectives.

The word "Subsidiary" or "Subsidiaries", as used herein, shall have the meaning set forth in Section 424(f) of the Internal Revenue Code of 1986, as amended (the “Code”), or any successor thereto.

The word “Parent” as used herein, shall have the meaning set forth in Section 424(e) of the Code, or any successor thereto.

2. Scope and Duration

Options under the 2002 Plan may be granted in the form of incentive stock options ("Incentive Options") as provided in Section 422 of the Code, or in the form of nonqualified stock options ("Non-Qualified Options"). (Unless otherwise indicated, references in the 2002 Plan to "options" include Incentive Options and Non-Qualified Options.) The maximum aggregate number of shares as to which options may be granted from time to time under the 2002 Plan is 9,000,000 shares of the common stock of the Company ("Common Stock"), which shares may be, in whole or in part, authorized but unissued shares or shares reacquired by the Company. The maximum number of shares with respect to which options may be granted under the 2002 Plan to any individual employee of the Company or a subsidiary of the Company during the term of the 2002 Plan is 500,000. If an option shall expire, terminate or be surrendered for cancellation for any reason without having been exercised in full, the shares represented by the option or portion thereof not so exercised shall (unless the 2002 Plan shall have been terminated) become available for subsequent option grants under the 2002 Plan. As provided in Paragraph 13 hereof, the 2002 Plan shall become effective on April 25, 2002, and unless terminated sooner pursuant to Paragraph 14 hereof, the 2002 Plan shall terminate on April 24, 2012, and no option shall be granted hereunder after that date.

3. Administration

The 2002 Plan shall be administered by the Board of Directors of the Company, or, at their discretion, by a committee which is appointed by the Board of Directors to perform such function (the "Committee"). The Committee shall consist solely of at least two members of the Board of Directors, each of whom shall serve at the pleasure of the Board of Directors and shall be a "Non-Employee Director" as defined in Rule l6b-3 pursuant to the Securities Exchange Act of 1934 (the "Act") or any successor rule and, if practicable, shall be "outside directors" as defined in Section 162(m) of the Code. Vacancies occurring in the membership of the Committee shall be filled by appointment by the Board of Directors.

The Board of Directors or the Committee, as the case may be, shall have plenary authority in its sole discretion, subject to and not inconsistent with the express provisions of the 2002 Plan, to grant options, to determine the purchase price of the Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which, options shall be granted and the number of shares to be covered by each option; to designate options as Incentive Options or Non-Qualified Options; to interpret the 2002 Plan; to prescribe, amend and rescind rules and regulations relating to the 2002 Plan; to determine the terms and provisions of the option agreements (which need not be identical) entered into in connection with options under the 2002 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 2002 Plan. The Board of Directors or the Committee, as the case may be, may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Board of Directors or the Committee, as the case may be, or any person to whom it has delegated duties as aforesaid may employ or engage one or more persons to render advice with respect to any responsibility the Board of Directors or the Committee, as the case may be, or such person may have under the 2002 Plan.

4. Eligibility; Factors to be Considered in Granting Options

Incentive Options shall be limited to persons who are employees of the Company or its present and future Subsidiaries or, if applicable, its present and future Parent and at the date of grant of any option are in the employ of the Company or its present and future Subsidiaries or Parent. In determining the employees to whom Incentive Options shall be granted and the number of shares to be covered by each Incentive Option, the Board of Directors or the Committee, as the case may be, shall take into account the nature of employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 2002 Plan. An employee who has been granted an option or options under the 2002 Plan may be granted an additional option or options, subject, in the case of Incentive Options, to such limitations as may be imposed by the Code on such options. Except as provided below, a Non-Qualified Option may be granted to any person, including, but not limited to, employees, independent agents, consultants, attorneys and advisors, who the Board of Directors or the Committee, as the case may be, believes has contributed, or will contribute, to the success of the Company.

5. Option Price

The purchase price of the Common Stock covered by each option shall be determined by the Board of Directors or the Committee, as the case may be, and shall not be less than 100% of the Fair Market Value (as defined in Paragraph 15 hereof) of a share of the Common Stock on the date on which the option is granted. Such price shall be subject to adjustment as provided in Paragraph 12 hereof. The Board of Directors or the Committee, as the case may be, shall determine the date on which an option is granted; in the absence of such a determination, the date on which the Board of Directors or the Committee, as the case may be, adopts a resolution granting an option shall be considered the date on which such option is granted.

6. Term of Options

The term of each option shall be not more than 10 years from the date of grant, as the Board of Directors or the Committee, as the case may be, shall determine, subject to earlier termination as provided in Paragraphs 10 and 11 hereof.

7. Exercise of Options

(a) Subject to the provisions of the 2002 Plan, options granted under the 2002 Plan shall become exercisable as determined by the Board of Directors or Committee, as the case may be. In its sole discretion, the Board of Directors or the Committee, as the case may be, may, in any case or cases, prescribe that options granted under the 2002 Plan become exercisable in installments or provide that an option may be exercisable in full immediately upon the date of its grant or at a later date. The Board of Directors or the Committee, as the case may be, may, in its sole discretion, also provide that an option granted pursuant to the 2002 Plan shall immediately become exercisable in full upon the happening of any of the following events or such other events as the Board of Directors or the Committee, as the case may be, determines: (i) a "change in control" of the Company as hereafter defined; or (ii) with respect to an employee, on his 65th birthday. In the event of a question or controversy as to whether or not any of the events hereinabove described has taken place, a determination by the Board of Directors or the Committee, as the case may be, that such event has or has not occurred shall be conclusive and binding upon the Company and participants in the 2002 Plan.

(b) For purposes of the 2002 Plan, a "change in control of the Company" shall be deemed to occur, unless previously consented to in writing by the optionee or any person entitled to act under Paragraph 11 hereof, upon (i) the actual acquisition or the execution of an agreement to acquire 50% or more of the voting securities of the Company by any person or entity not affiliated with the grantee, or any person entitled to act under Paragraph 11 hereof (other than pursuant to a bona fide underwriting agreement relating to a public distribution of securities of the Company), (ii) the commencement of a tender or exchange offer for more than 50% of the voting securities of the Company by any person or entity not affiliated with the grantee, or any persons entitled to act under Paragraph 11 hereof, (iii) the commencement of a proxy contest against the management for the election of a majority of the Board of Directors of the Company if the group conducting the proxy contest owns, has or gains the power to vote at least 50% of the voting securities of the Company, (iv) a vote by the Board of Directors to merge, consolidate, sell all or substantially all of the assets of the Company to any person or entity not affiliated with the grantee, or any persons entitled to act under Paragraph 11 hereof, or (v) the election of directors constituting a majority of the Board of Directors who have not been nominated or approved by the Company; provided, however, for purposes of the 2002 Plan, it shall not be deemed a change in control of the Company if such person or entity acquires 50% or more of the voting securities of the Company (A) as a result of a combination of the Company or a wholly-owned subsidiary of Company with another entity owned or controlled by such persons or entity (whether effected by a merger, sale of assets or exchange of stock or otherwise) (the "Combination") and (B) after completion of the Combination and for a continuous period of not less than twelve (12) months thereafter (I) executive officers of the Company (as designated in the Company's most recent Annual Report on Form 10-K or its most recent Proxy Statement filed with the Securities and Exchange Commission with respect to its Annual Meeting of Stockholders) immediately prior to the Combination constitute not less than 50% of the executive officers of the Company after the Combination or (II) the members of the Board of Directors of Company immediately prior to the Combination constitute not less than 50% of the membership of the Board of Directors of the Company after the Combination. For purposes of calculating the executive officers of the Company after the Combination, those executive officers who are terminated by the Company for cause or who terminate their employment without good reason, as determined by the Board of Directors or Committee shall be excluded from the calculation entirely.

(c) Any option at any time granted under the 2002 Plan may contain a provision to the effect that the optionee (or any persons entitled to act under Paragraph 11 hereof) may, at any time at which Fair Market Value is in excess of the exercise price and prior to exercising the option, in whole or in part, request that the Company purchase all or any portion of the option as shall then be exercisable at a price equal to the difference between (i) an amount equal to the option price multiplied by the number of shares subject to that portion of the option in respect of which such request shall be made and (ii) an amount equal to such number of shares multiplied by the fair market value of the Company's Common Stock (within the meaning of Section 422 of the Code and the treasury regulations promulgated thereunder) on the date of purchase. The Company shall have no obligation to make any purchase pursuant to such request, but if it elects to do so, such portion of the option as to which the request is made shall be surrendered to the Company. The purchase price for the portion of the option to be so surrendered shall be paid by the Company, less any applicable withholding tax obligations imposed upon the Company by reason of the purchase, at the election of the Board of Directors or the Committee, as the case may be, either in cash or in shares of Common Stock (valued as of the date and in the manner provided in clause (ii) above), or in any combination of cash and Common Stock, which may consist, in whole or in part, of shares of authorized but unissued Common Stock or shares of Common Stock held in the Company's treasury. No fractional share of Common Stock shall be issued or transferred and any fractional share shall be disregarded. Shares covered by that portion of any option purchased by the Company pursuant hereto and surrendered to the Company shall not be available for the granting of further options under the 2002 Plan. All determinations to be made by the Company hereunder shall be made by the Board of Directors or the Committee, as the case may be.

Any option granted under the 2002 Plan may also contain a provision to the effect that the payment of the exercise price may be made by delivery to the Company by the optionee of an executed exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares sold or margined and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price.

(d) An option may be exercised, at any time or from time to time (subject, in the case of Incentive Options, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable until the expiration of the period set forth in Paragraph 6 hereof, by the delivery to the Company, at its principal place of business, of (i) written notice of exercise in the form specified by the Board of Directors or the Committee, as the case may be, specifying the number of shares of Common Stock with respect to which the option is being exercised and signed by the person exercising the option as provided herein, (ii) payment of the purchase price; and (iii) in the case of Non-Qualified Options, payment in cash of all withholding tax obligations imposed on the Company by reason of the exercise of the option. Upon acceptance of such notice, receipt of payment in full, and receipt of payment of all withholding tax obligations, the Company shall cause to be issued a certificate representing the shares of Common Stock purchased. In the event the person exercising the option delivers the items specified in (i) and (ii) of this Subsection (d), but not the item specified in (iii) hereof, if applicable, the option shall still be considered exercised upon acceptance by the Company for the full number of shares of Common Stock specified in the notice of exercise but the actual number of shares issued shall be reduced by the smallest number of whole shares of Common Stock which, when multiplied by the Fair Market Value of the Common Stock as of the date the option is exercised, is sufficient to satisfy the required amount of withholding tax.

(e) If the payment of the purchase price is to be made in cash, the cash purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise. Payment shall be made in cash, which may be paid by check or other instrument acceptable to the Company; in addition, subject to compliance with applicable laws and regulations and such conditions as the Board of Directors or the Committee, as the case may be, may impose, the Board of Directors or the Committee, as the case may be, in its sole discretion, may on a case-by-case basis elect to accept payment in shares of Common Stock of the Company which are already owned by the option holder and have been owned by the option holder for at least six months (or such other period as the Board or Committee, as the case may be, determines), valued at the Fair Market Value thereof (as defined in Paragraph 15 hereof) on the date of exercise; provided, however, that with respect to Incentive Options, no such discretion may be exercised unless the option agreement permits the payment of the purchase price in that manner.

(f) Except as provided in Paragraphs 10 and 11 hereof, no option granted to an employee may be exercised at any time by such employee unless such employee is then an employee of the Company or a Subsidiary or Parent.

8. Incentive Options

(a) With respect to Incentive Options granted, the aggregate Fair Market Value (determined in accordance with the provisions of Paragraph 15 hereof at the time the Incentive Option is granted) of the Common Stock or any other stock of the Company or its current or future Subsidiaries or Parent with respect to which incentive stock options, as defined in Section 422 of the Code, are exercisable for the first time by any employee during any calendar year (under all incentive stock option plans of the Company and its parent and subsidiary corporations, as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

(b) No Incentive Option may be awarded to any employee who immediately prior to the date of the granting of such Incentive Option owns more than 10% of the combined voting power of all classes of stock of the Company or any of its Subsidiaries unless the exercise price under the Incentive Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant and the option expires within 5 years from the date of grant.

(c) In the event of amendments to the Code or applicable regulations relating to Incentive Options subsequent to the date hereof, the Company may amend the provisions of the 2002 Plan, and the Company and the employees holding options may agree to amend outstanding option agreements, to conform to such amendments.

9. Non-Transferability of Options

Except as may be otherwise provided by the Board or Committee at or after the date of grant with respect to a Non-Qualified Option, options granted under the 2002 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee. No transfer of an option by the optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferor or transferees of the terms and conditions of such option.

10. Termination of Employment

In the event that the employment of an employee to whom an option has been granted under the 2002 Plan shall be terminated (except as set forth below or in Paragraph 11 hereof), such option may be, subject to the provisions of the 2002 Plan, exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within ninety (90) days after such termination (or such longer or shorter period as may be determined by the Board or Committee, as the case may be, at or at any time after the date of grant of the option), but not later than the date on which the option terminates; provided, however, that any option which is held by an employee whose employment is terminated for cause or voluntarily without the consent of the Company (for purposes of the 2002 Plan termination due to retirement at or after age 65 shall be deemed to be with the consent of the Company) shall, to the extent not theretofore exercised, automatically terminate as of the date of termination of employment. As used herein, "cause" shall mean conduct amounting to fraud, dishonesty, negligence, or engaging in competition or solicitations in competition with the Company and breaches of any applicable employment agreement between the Company or any Subsidiary or Parent and the optionee. Options granted to employees under the 2002 Plan shall not be affected by any change of duties or position so long as the holder continues to be a regular employee of the Company or any of its current or future Subsidiaries. Any option agreement or any rules and regulations relating to the 2002 Plan may contain such provisions as the Board of Directors or the Committee, as the case may be, shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. The Board of Directors, or Committee, as the case may be, shall, in its sole discretion, determine for purposes of the 2002 Plan whether the Company has consented to the departure of an employee who voluntarily leaves the employ of the Company.

Notwithstanding the foregoing, the Board of Directors or Committee, as the case may be, either at or any time after the date of grant of an option, may, in its discretion, provide for longer or shorter periods than the ninety (90) day period specified above during which an option held by an employee may be exercised by the employee after the employee ceases to be employed by the Company or a Subsidiary or Parent. Any such determination shall be based upon such factors as the Board of Directors or the Committee, as the case may be, shall determine, provided, however, that no such discretion shall be exercised with respect to an employee whose employment with the Company or Subsidiary or Parent has been terminated for cause.

11. Death or Disability of Employee

If an employee to whom an option has been granted under the 2002 Plan shall die while employed by the Company or a Subsidiary or Parent or within ninety (90) days (or such longer or shorter period as the Board of Directors, or the Committee, as the case may be, shall determine at or any time after the date of grant of the option) after the termination of such employment (other than termination for cause or voluntary termination without the consent of the Company), such option may be exercised, to the extent exercisable by the employee on the date of death, by a legatee or legatees of the employee under the employee's last will, or by the employee's personal representative or distributees, at any time within one year after the date of the employee's death, but not later than the date on which the option terminates. In the event that the employment of an employee to whom an option has been granted under the 2002 Plan shall be terminated as the result of a disability (the determination of which shall be made by the Board of Directors or Committee, as the case may be), such option may be exercised, to the extent exercisable by the employee on the date of such termination, at any time within one year after the date of such termination, but not later than the date on which the option terminates.

Notwithstanding the foregoing, the Board of Directors, or Committee, as the case may be, either at or at any time after the date of grant of an option, may, in its discretion, provide for longer or shorter periods than the one year period specified above in which an option held by an employee who ceases to be employed by the Company as a result of death or disability may be exercised. Any such determination shall be based upon such factors as the Board or the Committee, as the case may be, shall determine, provided, however, that no such discretion shall be exercised with respect to an employee who dies after the employee's employment with the Company or Parent or Subsidiary has been terminated for cause.

12. Adjustments Upon Changes in Capitalization, Etc.

Notwithstanding any other provision of the 2002 Plan, the Board of Directors or the Committee, as the case may be, may, at any time, make or provide for such adjustments to the 2002 Plan, to the number and class of shares issuable thereunder or to any outstanding options as it shall deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Board of Directors or the Committee, as the case may be, may make such adjustment as it deems equitable in respect of outstanding options and rights, including in its sole discretion revision of outstanding options and rights so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Board of Directors or the Committee, as the case may be, shall be conclusive and binding upon the Company and the participants in the 2002 Plan. Any fractional shares resulting from such adjustments shall be eliminated.

13. Effective Date

The 2002 Plan shall become effective on April 25, 2002, the date of adoption by the Board of Directors of the Company, subject to approval by the stockholders of the Company on or before April 24, 2003.

14. Termination and Amendment

The Board of Directors of the Company may suspend, terminate, modify or amend the 2002 Plan, provided that any amendment that would increase the aggregate number of shares which may be issued under the 2002 Plan, materially modify the requirements as to eligibility for participation in the 2002 Plan or increase the benefits under the Plan, shall be subject to the approval of the Company's stockholders, except that any such increase or modification that may result from adjustments authorized by Paragraph 12 hereof does not require such approval. No suspension, termination, modification or amendment of the 2002 Plan may, without the consent of the person to whom an option shall theretofore have been granted, adversely affect the rights of such person under such option.

15. Miscellaneous

As said term is used in the 2002 Plan, the "Fair Market Value" of a share of Common Stock on any day means: (a) if the principal market for the Common Stock is a national securities exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ), the closing sales price of the Common Stock on such day as reported by such exchange or market system, or on a consolidated tape reflecting transactions on such exchange or market system, or (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the mean between the highest bid and lowest asked prices for the Common Stock on such day as reported by the National Quotation Bureau, Inc.; provided that if clauses (a) and (b) of this paragraph are both inapplicable, or if no trades have been made or no quotes are available for such day, the Fair Market Value of the Common Stock shall be determined by the Board of Directors or the Committee, as the case may be, and shall be conclusive as to the Fair Market Value of the Common Stock.

In the event the Company is the subject of an acquisition, merger or consolidation or similar transaction where the Company is not the surviving entity, the Board or Committee, as the case may be, may in its sole discretion, but shall not be required to, request that as a condition of the transaction the surviving entity assume the obligations of the Company with respect to the options then outstanding under the 2002 Plan.

The Board of Directors or the Committee, as the case may be, may require, as a condition to the exercise of any options granted under the 2002 Plan, that to the extent required at the time of exercise, (i) the shares of Common Stock reserved for purposes of the 2002 Plan shall be duly listed, upon official notice of issuance, upon stock exchange(s) on which the Common Stock is listed, (ii) a Registration Statement under the Securities Act of 1933, as amended, with respect to such shares shall be effective, and/or (iii) the person exercising such option deliver to the Company such documents, agreements and investment and other representations as the Board of Directors or the Committee, as the case may be, shall determine to be in the best interests of the Company.

During the term of the 2002 Plan, the Board of Directors or the Committee, as the case may be, in its sole discretion, may offer one or more option holders the opportunity to surrender any or all unexpired options for cancellation or replacement. If any options are so surrendered, the Board of Directors or the Committee, as the case may be, may then grant new Non-Qualified or Incentive Options to such holders for the same or different numbers of shares at higher or the same exercise prices than the surrendered options. Such new options may have a different term and shall be subject to the provisions of the 2002 Plan the same as any other option.

Anything herein to the contrary notwithstanding, the Board of Directors or the Committee, as the case may be, may, in its sole discretion, impose more restrictive conditions on the exercise of an option granted pursuant to the 2002 Plan, including the ability of an option holder to exercise an option after cessation of employment; however, any and all such conditions shall be specified in the option agreement limiting and defining such option. The Board of Directors or the Committee, as the case may be, may also amend the terms of any option previously granted under the 2002 Plan, provided that the terms of any such amended option are not inconsistent with any provisions of the 2002 Plan and that no such amendment shall adversely affect the rights of the person to whom the option has been granted without the consent of such person or, if applicable, the permitted transferee of such optionee or any person entitled to act under Paragraph 11 hereof.

NOTHING IN THE 2002 PLAN OR IN ANY OPTION GRANTED PURSUANT TO THE 2002 PLAN SHALL CONFER UPON ANY EMPLOYEE ANY RIGHT TO CONTINUE IN THE EMPLOY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES OR PARENT OR AFFILIATED COMPANIES OR INTERFERE IN ANY WAY WITH THE RIGHT OF THE COMPANY OR ANY SUCH SUBSIDIARY OR PARENT OR AFFILIATED COMPANIES TO TERMINATE SUCH EMPLOYMENT AT ANY TIME.

16. Compliance with SEC Regulations.

It is the Company's intent that the 2002 Plan comply in all respects with Rule 16b-3 of the Act or any successor rule and any regulations promulgated thereunder. If any provision of the 2002 Plan is later found not to be in compliance with said Rule, the provisions shall be deemed null and void.

EXHIBIT D

TAKE-TWO INTERACTIVE SOFTWARE, INC.
Incentive Stock Plan
(as adjusted for 3-for-2 stock split in April 2005)

Section 1. Purpose

The purpose of the Take-Two Interactive Software, Inc. Incentive Stock Plan is to enable Take-Two Interactive Software, Inc. (the “Company”) to offer to those of its employees and to the employees of its Subsidiaries who are expected to contribute to the success of the Company, long term equity interests in the Company, thereby enhancing its ability to attract, retain and reward such key employees, and to increase the mutuality of interests between those employees and the shareholders of the Company.

Section 2. Administration

The Plan shall be administered by the Compensation Committee of the Board of Directors (the “Board”), the membership of which shall consist solely of two or more members of the Board, each of whom shall serve at the pleasure of the Board and shall be a "Non-Employee Director," as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and, if practicable, shall also be an "outside director," as defined in Section 162(m) of the Internal Revenue Code, and shall be at all times constituted so as not to adversely affect the compliance of the Plan with the requirements of Rule 16b-3 or with the requirements of any other applicable law, rule or regulation.

The Committee shall have the authority to grant, pursuant to the terms of the Plan, to directors (other than directors serving as members of the Committee), officers and other employees shares of the Company’s Common Stock (“Stock”) pursuant to: (i) Section 5 (“Restricted Stock”), (ii) Section 6 (“Deferred Stock”) and/or (iii) Section 7 (“Other Stock-Based Awards”). Notwithstanding anything in the Plan to the contrary, (i) Stock granted under this Plan shall be subject to a minimum pro rata vesting period of three years with respect to outright grants and a minimum vesting period of one year with respect to performance based grants. The Board reserves the right to make and set the terms of and to interpret the terms of any grant of Stock under the Plan to directors who are members of the Committee.

For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of the Plan):

(i)
to select the directors, officers and other employees of the Company or any Subsidiary to whom Restricted Stock, Deferred Stock and/or Other Stock-Based Awards may be from time to time granted hereunder;

(ii)	to determine the Restricted Stock, Deferred Stock and/or Other Stock-Based Awards, or any combination thereof, if any, to be granted hereunder to one or more eligible persons;

(iii)	to determine the number of shares of Stock to be covered by each award granted hereunder;

(iv)
to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, share price, any restrictions or limitations, and any vesting acceleration and/or forfeiture provisions);

(v)
to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other awards made by the Company or any Subsidiary outside of the Plan; and

(vi)	to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred.

Subject to Section 9 hereof, the Committee shall have the authority to (i) adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, (ii) interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and (iii) to otherwise supervise the administration of the Plan.

Subject to the express provisions of the Plan, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole and absolute discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and the Plan participants.

Section 3. Stock Subject to Plan

The total number of shares of Stock reserved and available for distribution under the Plan shall be 1,500,000 shares, and shall include Restricted Stock previously granted by the Committee and Board. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

If any shares of Stock that are subject to any Restricted Stock, Deferred Stock or Other Stock-Based award are forfeited, such shares shall again be available for distribution under the Plan.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan.

Subject to the provisions of the immediately preceding paragraph, the maximum numbers of shares subject to Restricted Stock, Deferred Stock and other Stock-Based awards to (i) all of the Company’s directors and officers (as determined in accordance with Rule 16a-1(f) of the Securities Exchange Act of 1934) as a group or (ii) each of the Company's chief executive officer and the four other highest compensated executive officers who are employed by the Company on the last day of any taxable year of the Company, shall be 375,000 shares during the term of the Plan.

Section 4. Eligibility

Directors, officers and other employees of the Company or any Parent or Subsidiary (but excluding any person whose eligibility would adversely affect the compliance of the Plan with the requirements of Rule 16b-3) who are at the time of the grant of an award under the Plan employed by the Company or any Subsidiary and who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or any Parent or Subsidiary, are eligible to be granted awards under the Plan. Eligibility under the Plan shall be determined by the Committee.

The Committee may, in its sole discretion, include additional conditions and restrictions in connection with awards under the Plan. The grant of an award under the Plan, and any determination made in connection therewith, shall be made on a case by case basis and can differ among grantees. The grant of an award under the Plan is a privilege and not a right and the determination of the Committee can be applied on a non-uniform (discretionary) basis.

Section 5. Restricted Stock

(a)
Grant and Exercise. Shares of Restricted Stock may be issued either alone or in addition to or in tandem with other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards. The Committee may condition the grant of Restricted Stock upon the attainment of such factors as the Committee may determine.

(b)	Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(i)
Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, the Restricted Stock shall be subject to such restrictions, terms and conditions as may be established by the Committee.

(ii)
Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes, and the issuance thereof shall be made for at least the minimum consideration (if any) necessary to permit the shares of Restricted Stock to be deemed to be fully paid and nonassessable. The holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Stock with respect to such Restricted Stock, with the exceptions that (A) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (B) the holder may not sell, assign, transfer, pledge, exchange, encumber or dispose of the Restricted Stock or any Retained Distributions during the Restriction Period; and (C) a breach of any of the restrictions, terms or conditions contained in the Plan or any agreement referred to in Section 5(b)(iv) below, or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto. Notwithstanding anything to the contrary in this Plan, the Committee may grant Restricted Stock awards outright, without any restrictions and conditions, except those restrictions under federal securities laws.

(iii)
Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (A) all or part of such Restricted Stock shall become vested in accordance with the terms of any agreement referred to in Section 5(b)(iv) below or as otherwise established by the Committee, and (B) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

(iv)	Restricted Stock awards may be confirmed by, and may be subject to the terms of, an agreement executed by the Company and the participant.

Section 6. Deferred Stock

(a)
Grant and Exercise. Deferred Stock may be awarded either alone or in addition to or in tandem with other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Deferred Stock will be deferred, and all the other terms and conditions of the awards. The Committee may condition the grant of the Deferred Stock upon the attainment of such factors or criteria as the Committee shall determine.

(b)	Terms and Conditions. Each Deferred Stock award shall be subject to the following terms and conditions:

(i)
Subject to the provisions of the Plan, any agreement referred to in Section 6(b)(vii) below and any conditions otherwise established by the Committee, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 6(b)(vi) below, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares of Stock covered by the Deferred Stock award.

(ii)
As determined by the Committee at the time of award, amounts equal to any dividends declared during the Deferral Period (or the Additional Deferral Period referred to in Section 6(b)(vi) below, where applicable) with respect to the number of shares covered by a Deferred Stock award may be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock.

(iii)
Subject to the provisions of any agreement referred to in Section 6(b)(vii) below and this Section 6 and Section 11(g) below, upon termination of a participant's employment with the Company or any Parent or Subsidiary for any reason during the Deferral Period (or the Additional Deferral Period referred to in Section 6(b)(vi) below, where applicable) for a given award, the Deferred Stock in question will vest or be forfeited in accordance with the terms and conditions established by the Committee at the time of grant.

(iv)	The Committee may, after grant, accelerate the vesting of all or any part of any Deferred Stock award and/or waive the deferral limitations for all or any part of a Deferred Stock award.

(v)
In the event of hardship or other special circumstances of a participant whose employment with the Company or any Parent or Subsidiary is involuntarily terminated (other than for cause), the Committee may waive in whole or in part any or all of the remaining deferral limitations imposed hereunder or pursuant to any agreement referred to in Section 6(b)(vii) below with respect to any or all of the participant's Deferred Stock.

(vi)
A participant may request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee such request must be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

(vii)	Deferred Stock awards may be confirmed by, and may be subject to the terms of, an agreement executed by the Company and the participant.

Section 7. Other Stock-Based Awards

(a)
Grant and Exercise. Other Stock-Based Awards, which may include performance shares and shares valued by reference to the performance of the Company or any Subsidiary, may be granted either alone or in addition to or in tandem with Restricted Stock or Deferred Stock. The Committee shall determine the eligible persons to whom, and the time or times at which, such awards shall be made, the number of shares of Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards. The Committee may also provide for the grant of Stock under such awards upon the completion of a specified performance period.

(b)	Terms and Conditions. Each Other Stock-Based Award shall be subject to the following terms and conditions:

(i)
Shares of Stock subject to an Other Stock-Based Award may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction or period of deferral lapses.

(ii)
The recipient of an Other Stock-Based Award shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award, as determined by the Committee at the time of the award. The Committee may provide that such amounts (if any) shall be deemed to have been reinvested in additional Stock.

(iii)
Any Other Stock-Based Award and any Stock covered by any Other Stock-Based Award shall vest or be forfeited to the extent so provided in any agreement referred to in Section 7(b)(v) below or as otherwise determined by the Committee.

(iv)
In the event of the participant's retirement, disability or death, or in cases of special circumstances, the Committee may waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Other Stock-Based Award.

(v)	Other Stock-Based Awards may be confirmed by, and may be subject to the terms of, an agreement executed by the Company and by the participant.

Section 8. Change of Control Provisions

(a) A "Change of Control" shall be deemed to have occurred on the tenth day after:

(i)
any individual, corporation or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), becomes, directly or indirectly, the beneficial owner (as defined in the General Rules and Regulations of the Securities and Exchange Commission with respect to Sections 13(d) and 13(g) of the Exchange Act) of more than 50% of the then outstanding shares of the Company's capital stock entitled to vote generally in the election of directors of the Company; or

(ii)
the commencement of, or the first public announcement of the intention of any individual, firm, corporation or other entity or of any group (as defined in Section 13(d)(3) of the Exchange Act) to commence, a tender or exchange offer subject to Section 14(d)(1) of the Exchange Act for any class of the Company's capital stock; or

(iii)
the shareholders of the Company approve (A) a definitive agreement for the merger or other business combination of the Company with or into another corporation pursuant to which the shareholders of the Company do not own, immediately after the transaction, more than 50% of the voting power of the corporation that survives, or (B) a definitive agreement for the sale, exchange or other disposition of all or substantially all of the assets of the Company, or (C) any plan or proposal for the liquidation or dissolution of the Company;

provided, however, that a "Change of Control" shall not be deemed to have taken place if beneficial ownership is acquired (A) directly from the Company, other than an acquisition by virtue of the exercise or conversion of another security unless the security so converted or exercised was itself acquired directly from the Company, or (B) by, or a tender or exchange offer is commenced or announced by, the Company, any profit-sharing, employee ownership or other employee benefit plan of the Company; or any trustee of or fiduciary with respect to any such plan when acting in such capacity.

(b)
In the event of a "Change of Control" as defined in Section 8(a) above, all restrictions and deferral limitations contained in Restricted Stock, Deferred Stock and Other Stock-Based Awards granted under the Plan shall lapse, unless the provisions of this Section 8 are suspended or terminated by an affirmative vote of a majority of the Board prior to the occurrence of such a "Change of Control."

Section 9. Amendments and Termination

The Board may at any time, and from time to time, amend any of the provisions of the Plan, and may at any time suspend or terminate the Plan; provided, however, that any amendment that would increase the number of shares which may be issued under the Plan, materially modify the requirements as to eligibility under the Plan or increase the benefits under the Plan, shall be subject to stockholder approval. Subject to the preceding sentence, the Committee may amend the terms of any award heretofore granted under the Plan; provided, however, that subject to Section 3 above, no such amendment may be made by the Committee which in any material respect impairs the rights of the participant without the participant's consent, except for such amendments which are made to cause the Plan to qualify for the exemption provided by Rule 16b-3.

Section 10. Unfunded Status of Plan

The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant by the Company, nothing contained herein shall give any such participant any rights that are greater than those creditor of the Company.

Section 11. General Provisions

(a)
The Committee may require each person acquiring shares of Stock pursuant to an award under the Plan to represent to and agree with the Company in writing that the participant is acquiring the shares for investment without a view to distribution thereof.

All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem to be advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or association upon which the Stock is then listed or traded, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(b)
Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

(c)
Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Parent or Subsidiary any right to continued employment with the Company or any Parent or Subsidiary, nor shall it interfere in any way with the right of the Company or any Parent or Subsidiary to terminate the employment of any of its employees at any time.

(d)
No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee tax withholding or payment obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant from the Company or any Parent or Subsidiary.

(e)	The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

(f)
Any award made under the Plan shall not be deemed compensation for pur-poses of computing benefits under any retirement plan of the Company or any Parent or Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under the Plan).

(g)
A leave of absence, unless otherwise determined by the Committee prior to the commencement thereof, shall not be considered a termination of employment. Any awards made under the Plan shall not be affected by any change of employment, so long as the holder continues to be an employee of the Company or any Parent or Subsidiary.

(h)
Except as otherwise expressly provided in the Plan or in any agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be subject to the debts, contracts or liabilities of the person enti-tled to such benefit.

(i)
The obligations of the Company with respect to all awards under the Plan shall be subject to (A) all applicable laws, rules and regulations, and such approvals by any governmental agencies as may be required, and (B) the rules and regulations of any securities exchange or association on which the Stock may be listed or traded.

(j)
If any of the terms or provisions of the Plan conflicts with the requirements of Rule 16b-3 as in effect from time to time, or with the requirements of any other applicable law, rule or regulation, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Rule 16b-3.

Section 12. Effective Date of Plan

The Plan shall be effective as of the date of the approval and adoption thereof at a meeting of the Board, provided that the Plan shall cover Restricted Stock previously granted by the Committee and Board.

Section 13. Term of Plan

No award shall be granted pursuant to the Plan after the tenth anniversary of the effective date of the Plan, but awards granted on or prior to such tenth anniversary may extend beyond that date.

ANNUAL MEETING OF STOCKHOLDERS OF

TAKE-TWO INTERACTIVE SOFTWARE, INC.

June 16, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Approval of Amendment to the Company's 2002 Stock Option Plan.	☐	☐	☐
3. Approval of Amendment to the Company's Incentive Stock Plan.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted for those nominees and the proposals listed above.

Please mark, sign, date, and return this proxy card using the enclosed envelope.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

TAKE-TWO INTERACTIVE SOFTWARE, INC.

622 Broadway
New York, New York 10012

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints PAUL EIBELER, Proxy, with full power of substitution, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Take-Two Interactive Software, Inc. (the"Company") on Thursday, June 16, 2005, at the Soho Grand Hotel, Chart Room, 310 West Broadway between Canal and Grand Streets, New York, NY 10013 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present upon the following matters:

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

TAKE-TWO INTERACTIVE SOFTWARE, INC.

June 16, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

\- OR -

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

\- OR -

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions. Have your proxy card available when you access the web page.

COMPANY NUMBER	
ACCOUNT NUMBER	

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

↓ Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ↓

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Approval of Amendment to the Company's 2002 Stock Option Plan.	☐	☐	☐
3. Approval of Amendment to the Company's Incentive Stock Plan.	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy will be voted in accordance with the instructions given above. If no instructions are given, this proxy will be voted for those nominees and the proposals listed above.

Please mark, sign, date, and return this proxy card using the enclosed envelope.

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.